LEASE AGREEMENT

                                     Between

                THE HOMESTEAD OF GARDEN CITY, L.C., as LANDLORD,


                                       And


          INTEGRATED LIVING COMMUNITIES AT GARDEN CITY, INC., as TENANT


                               as of June 18, 1996

                                TABLE OF CONTENTS
                                -----------------

ARTICLE / SECTION                                                        Page
- -----------------                                                        ----

ARTICLE I
         DEMISED PREMISES..................................................1
                  1.1      Demise of Premises..............................1
                  1.2      Other Assets....................................2
                  1.3      Assumed Name....................................3
                  1.4      Delivery of Possession..........................3

ARTICLE II
         TERM     .........................................................3
                  2.1      Term............................................3
                  2.2      Renewal Term....................................3
                  2.3      Lease Term......................................3
                  2.4      Lease Year......................................4

ARTICLE III
         RENTAL   .........................................................4
                  3.1      Annual Rent.....................................4
                  3.2      Certain Adjustments to the Annual Rent..........5
                  3.3      Transfer Taxes; Prorated Items..................6
                  3.4      Other Prorations................................7

ARTICLE IV
         TITLE AND POSSESSION..............................................7
                  4.1      Title and Authority.............................7
                  4.2      Leased Equipment................................7
                  4.3      Surrender of Possession.........................7
                  4.4      Holding Over....................................8

ARTICLE V
         TAXES, ASSESSMENTS AND UTILITIES..................................8
                  5.1      Real Estate Taxes...............................8
                  5.2      Personal Property Taxes........................10
                  5.3      Sewer Use Fees.................................10
                  5.4      Utilities......................................10

ARTICLE VI
         USE OF DEMISED PREMISES..........................................11
                  6.1      Use by Tenant..................................11
                  6.2      Compliance with Laws...........................11


                                      (i)

ARTICLE / SECTION                                                        Page
- -----------------                                                        ----



                  6.3      Waste..........................................11
                  6.4      License and Permits............................11
                  6.5      Landlord's Repairs.............................11
                  6.6      Conflict with Insurance Policies...............11

ARTICLE VII
         EMINENT DOMAIN...................................................12
                  7.1      Permanent or Temporary Taking..................12
                  7.2      Compensation...................................12
                  7.3      Effect on this Lease of Permanent Taking.......12
                  7.4      Effect on this Lease of Temporary Taking.......13
                  7.5      Restoration....................................13

ARTICLE VIII
         ALTERATIONS, REPAIRS and TRADE FIXTURES..........................14
                  8.1      Repairs by Tenant Generally....................14
                  8.2      Quality and Promptness of Repairs and
                              Replacements; Ownership of Replacements
                              and Warranties..............................18
                  8.3      Liability of Landlord..........................18
                  8.4      Removal of Personal Property...................18

ARTICLE IX
         SIGNS    ........................................................19

ARTICLE X
         ASSIGNMENT, SUBLETTING AND SUBORDINATION.........................19
                  10.1     Assignment or Subletting by Tenant.............19
                  10.2     Leasehold Mortgages............................20
                  10.3     Subordination and Attornment...................22
                  10.4     Sale by Landlord...............................24
                  10.5     Estoppel Certificates..........................24

ARTICLE XI
         DEFAULT  ........................................................25
                  11.1     Default by Tenant..............................25
                  11.2     Landlord's Rights and Remedies.................25
                  11.3     Default by Landlord............................29
                  11.4     Delays.........................................29

                                      (ii)

ARTICLE / SECTION                                                       Page
- -----------------                                                       ----



ARTICLE XII
         DAMAGE TO DEMISED PREMISES.......................................30
                  12.1     Major Damage...................................30
                  12.2     Nonmajor Damage................................30

ARTICLE XIII
         LANDLORD'S REPRESENTATIONS AND WARRANTIES........................32
                  13.1     Organization and Standing of Landlord..........32
                  13.2     Authority......................................32
                  13.3     Binding Effect.................................32
                  13.4     Absence of Conflicting Agreements..............32
                  13.5     Consents.......................................32
                  13.6     Contracts......................................33
                  13.7     Financial Statements...........................34
                  13.8     Material Changes...............................34
                  13.9     Licenses; Permits..............................34
                  13.10    Title, Condition of Personal Property..........35
                  13.11    Title, Condition of the Demised Premises.......36
                  13.12    Legal Proceedings..............................37
                  13.13    Employees......................................38
                  13.14    Collective Bargaining, Labor Contracts,
                              Employment Practices, etc...................38
                  13.15    ERISA..........................................38
                  13.16    Insurance......................................39
                  13.17    Relationships..................................39
                  13.18    Assets Comprising the Demised Premises.........40
                  13.19    Absence of Certain Events......................40
                  13.20    Compliance with Laws...........................41
                  13.21    Environmental Compliance.......................41
                  13.22    Tax Returns....................................42
                  13.23    Encumbrances Created by this Agreement.........42
                  13.24    Residents......................................42
                  13.25    Zoning.........................................42
                  13.26    Leases.........................................43
                  13.27    Care of Residents; Deficiencies; Licensed
                              Bed and Rate Schedule.......................43
                  13.28    Books and Records..............................43
                  13.29    Intellectual Property..........................44
                  13.30    No Misstatements or Omissions..................44
                  13.31    Bankruptcy.....................................44


                                     (iii)

ARTICLE / SECTION                                                          Page
- -----------------                                                          ----



ARTICLE XIV
         TENANT'S REPRESENTATIONS, WARRANTIES AND COVENANTS.................44
                  14.1     Organization and Standing of Tenant..............44
                  14.2     Authority........................................44
                  14.3     Binding Effect...................................45
                  14.4     Absence of Conflicting Agreements................45
                  14.5     Statement of Operations..........................45

ARTICLE XV
         INSURANCE, SUBROGATION AND INDEMNIFICATION.........................45
                  15.1     Comprehensive General Liability and
                               Professional Insurance to be Carried
                               by Tenant....................................45
                  15.2     Certificate of Insurance.........................45
                  15.3     Other Coverage...................................46
                  15.4     Indemnification of Landlord......................46
                  15.5     Indemnification of Tenant........................47
                  15.6     Fire, Extended Coverage and Additional
                              Perils Insurance..............................47
                  15.7     Waiver of Subrogation............................48

ARTICLE XVI
         ARBITRATION........................................................48

ARTICLE XVII
         CERTAIN COVENANTS OF LANDLORD......................................49
                  17.1     Covenant Not-To-Compete..........................49
                  17.2     Pre-Commencement Date Financial Statements.......50

ARTICLE XVIII
         MISCELLANEOUS PROVISIONS...........................................50
                  18.1     Notices..........................................50
                  18.2     Understanding and Agreements.....................51
                  18.3     Amendment........................................51
                  18.4     Construction.....................................51
                  18.5     Specific Performance.............................51
                  18.6     Binding Effect on Successors.....................51
                  18.7     Lease (Short Form)...............................52
                  18.8     Reading and Receipt of this Lease................52
                  18.9     Prohibition of Mechanics Liens...................52
                  18.10    Brokerage or Agents Fees.........................52

                                      (iv)

ARTICLE / SECTION                                                         Page
- -----------------                                                         ----



                  18.11    Captions and Indexes.............................52
                  18.12    Pronouns.........................................52
                  18.13    Drafting of this Lease...........................52
                  18.14    Counterparts.....................................53
                  18.15    Quiet Enjoyment..................................53

ARTICLE XIX
         CONDITIONS PRECEDENT TO LEASE COMMENCEMENT.........................53
                  19.1     Representations and Warranties...................53
                  19.2     Performance of Covenants; No Default.............53
                  19.3     Delivery of Certificate..........................53
                  19.4     Legal Matters....................................54
                  19.5     Approvals........................................54
                  19.6     Material Adverse Change..........................54
                  19.7     Authorization Documents..........................54
                  19.8     COBRA............................................54
                  19.9     Environmental Compliance.........................55
                  19.10    Facility Purchase Option.........................55
                  19.11    Non-Disturbance Agreement........................55

ARTICLE XX
         CERTAIN ADDITIONAL OBLIGATIONS OF LANDLORD.........................55
                  20.1     Discharge of Liabilities.........................55
                  20.2     Accounts Receivable..............................55
                  20.3     Employment of Existing Employees.................56
                  20.4     Audited Financial Statements.....................56
                  20.5     Licenses.........................................56
                  20.6     Collective Bargaining, Labor Contracts, etc......56
                  20.7     Contracts and Personal Property Leases...........56
                  20.8     Demised Premises.................................56
                  20.9     Delivery of Notices..............................56

ARTICLE XXI
         EXTENSION OF COMMENCEMENT DATE AND TERMINATION.....................57
                  21.1     Termination......................................57
                  21.2     Tenant's Remedies................................57


                                      (v)

ARTICLE / SECTION                                                          Page
- -----------------                                                          ----



ARTICLE XXII
         GLOSSARY AND ADDITIONAL DEFINED TERMS..............................58
SIGNATURE PAGE..............................................................61


ACKNOWLEDGMENTS.............................................................62

GUARANTY OF LEASE...........................................................63

ACKNOWLEDGMENTS.............................................................64

                                      (vi)

EXHIBITS/SCHEDULES
- ------------------


EXHIBIT A
         DESCRIPTION OF THE LAND

EXHIBIT B
         LIST OF CERTAIN PERSONAL PROPERTY & FIXTURES

EXHIBIT C
         OPTION AGREEMENT

EXHIBIT D
         FORM OF SUBORDINATION, NON-DISTURBANCE
              AND RECOGNITION AGREEMENT

SCHEDULE 3.2(a)

SCHEDULE 3.2(b)

SCHEDULE 13.4

SCHEDULE 13.5

SCHEDULE 13.6

SCHEDULE 13.8

SCHEDULE 13.9

SCHEDULE 13.10(a)

SCHEDULE 13.10(b)

SCHEDULE 13.11(a)

SCHEDULE 13.11(e)

SCHEDULE 13.11(j)

SCHEDULE 13.12

SCHEDULE 13.13


                                     (vii)

SCHEDULES
- ---------


SCHEDULE 13.16

SCHEDULE 13.17

SCHEDULE 13.19

SCHEDULE 13.21

SCHEDULE 13.24

SCHEDULE 13.25

SCHEDULE 13.26

SCHEDULE 13.27(b)

SCHEDULE 13.27(c)

SCHEDULE 13.29

SCHEDULE 14.4

                                     (viii)

                                 LEASE AGREEMENT
                                 ---------------


         THIS LEASE AGREEMENT (this "Lease") is made and entered into as of the 18th day of June, 1996, by and between THE HOMESTEAD OF GARDEN CITY, L.C., a Kansas limited liability company having an address c/o The Homestead Company, L.C., 155 North Market, Suite 910, Wichita, Kansas 67202, Attention: Mr. Jack West, as landlord ("Landlord"), and INTEGRATED LIVING COMMUNITIES AT GARDEN CITY, INC., a Delaware corporation having an office at 10065 Red Run Boulevard, Owings Mills, Maryland 21117, as tenant ("Tenant").


                              W I T N E S S E T H:
                              --------------------

         WHEREAS, Landlord is the owner and operator of the real property, improvements and personal property constituting the 46-bed and 35-unit assisted living facility known as "The Homestead at Garden City" (said real property and all improvements that may from time to time be situated thereon and all Personal Property (as hereinafter defined), are hereinafter called the "Facility"), situated at Garden City, Kansas; and

         WHEREAS, Tenant or affiliates of Tenant are engaged in the management, leasing and ownership of similar facilities and are experienced in various phases of management, leasing and ownership thereof; and

         WHEREAS, Landlord desires to lease the Facility to Tenant for the term hereinafter provided, and Tenant desires to accept such lease upon the terms and subject to the conditions contained herein.

         NOW, THEREFORE, in consideration of the rents, mutual covenants and agreements set forth in this Lease, the parties agree as follows:


                                    ARTICLE I
                                DEMISED PREMISES
                                ----------------

                  1.1 Demise of Premises. Landlord hereby demises and leases to Tenant for the term and upon the conditions provided in this Lease, and Tenant hereby leases from Landlord, the following real and personal property (collectively, the "Demised Premises"):

                           (a)      the real  property  described  in  Exhibit A
attached hereto and made a part hereof (the "Land"), and

                           (b)      all  buildings,   structures,  fixtures  and
other improvements of every kind, now or hereafter situated upon the Land, including, but not limited to, the Facility, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site), and parking areas and roadways appurtenant to such buildings and structures, specifically excluding utility pipes, conduits and lines owned by utility providers, if any, as to which, however, all of Landlord's right, title and interest thereto is hereby leased and included (collectively, the "Leased Improvements"), and

                           (c)      all easements,  licenses, rights, privileges
and appurtenances now or hereafter relating to the Land and/or the Leased Improvements (collectively, the "Related Rights"), and

                           (d)      all  equipment,   machinery,  fixtures,  and
other items of real and/or personal property, including all components thereof, now or hereafter located in, on or used in connection with, and permanently affixed to or incorporated into the Land or the Leased Improvements, including, without limitation, if any, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilation, refrigeration, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, and built-in oxygen and vacuum systems, all of which, to the greatest extent permitted by law, are hereby deemed by the parties hereto to constitute real property, together with all replacements, modifications, alterations and additions thereto, specifically excluding utility pipes, conduits and lines owned by utility providers, if any, as to which, however, all of Landlord's right, title and interest thereto is hereby leased and included (collectively, the "Fixtures"), and

                           (e)      all   equipment,    machinery,    furniture,
furnishings, movable walls or partitions, computers, trade fixtures, office equipment, operating supplies, or other tangible real or personal property now located, installed, stored, used or usable in connection with the operation of the Facility and removable without causing material damage to the Land or the Leased Improvements, including, without limitation, all items of furniture, furnishings, equipment, appliances, apparatus, and vehicles, together with all replacements, modifications, alterations and additions thereto, specifically excluding utility pipes, conduits and lines owned by utility providers, if any, as to which, however, all of Landlord's right, title and interest thereto is hereby leased and included, and also specifically excluding any personal property owned by patients or residents, as to which, however, all of Landlord's right, title and interest thereto is hereby leased and included (collectively, the "Personal Property").

                  1.2 Other Assets. Effective on the Commencement Date (as hereinafter defined) Landlord hereby transfers, assigns and conveys to Tenant for the term hereinafter set forth and upon the conditions provided in this Lease, all of the following assets (collectively, hereinafter called the "Other Assets"):

                           (a)      all  inventory,   supplies  and  consumables
necessary for the operation of the Demised Premises used or usable in the ordinary course of business in connection with the operation of the Facility for a period of ten (10) business days after the Commencement Date (collectively, the "Inventory"), and

                           (b)      all intangible  property,  assets and rights
appurtenant or relating to the ownership and/or operation of the Facility, including but not limited to, licenses, permits and other governmental approvals from the applicable licensing and certification agencies, to the extent assignable (collectively, the "Intangibles"), and


                           (c)      all patents,  copyrights,  trademarks, trade
names, brand names, service marks, logos, symbols, trade dress, designs or representations or expressions of any thereof, or registrations or applications for registration thereof, or any other inventions, trade secrets, technical information, know-how, proprietary right or intellectual property appurtenant or relating to the ownership and/or operation of the Facility (collectively, the "Trade Rights").


                  1.3 Assumed Name. Tenant shall have the exclusive right (but not the obligation) to use and to register as the assumed business name for the Facility the name "The Homestead at Garden City" effective as of the Commencement Date of this Lease and thereafter while this Lease is in effect.

                  1.4 Delivery of Possession. Landlord shall deliver exclusive possession of the Demised Premises and the Other Assets to Tenant on the Commencement Date. Notwithstanding anything to the contrary contained in this Lease, Tenant shall have no obligations or liabilities under this Lease or as tenant of the Demised Premises or with respect to the Other Assets, prior to such delivery of possession and the Commencement Date.


                                   ARTICLE II
                                      TERM
                                      ----

                  2.1 Term. Subject to Section 21.1 hereof, the term of this Lease shall commence on June 18, 1996, as such date may be extended pursuant to the express provisions hereof (the "Commencement Date"). The term of this Lease shall run from the Commencement Date and terminate at 12:00 midnight, on the last day of the fifteenth (15) Lease Year (as hereinafter defined) (the "Initial Term"), unless extended as provided in Section 2.2 below.

                  2.2 Renewal Term. If this Lease is still in effect and if no Event of Default (as hereinafter defined) shall have occurred and be continuing Tenant shall have the right to extend this Lease for three (3) additional consecutive terms of five (5) years each (each a "Renewal Term"). A renewal option shall be deemed exercised upon Tenant giving Landlord one hundred twenty
(120) days written notice prior to the expiration of the then current Lease Term. If Tenant shall give notice of the exercise of an election in the manner and within the time provided herein, the Lease Term shall be extended upon the giving of the notice without the requirement of any action on the part of Landlord.

                  2.3 Lease Term. As used herein, "Lease Term" shall mean, prior to the exercise by Tenant of any of its rights under Section 2.2 to extend the term of this Lease, the Initial Term, and after the exercise by Tenant of any one or more of such extension rights, "Lease

Term" shall mean the Initial Term and each Renewal Term as to which such right has been exercised. Except as otherwise expressly provided in this Lease, all the agreements and conditions contained in this Lease shall apply to each Renewal Term as to which such right has been exercised.

                  2.4 Lease Year. As used herein, "Lease Year" means any 12-month period that commences on the Commencement Date, or any anniversary of the Commencement Date, provided, however, if the Commencement Date occurs on a day other than the first day of a month, then a Lease Year shall commence on the first day of the first month following the Commencement Date except that the first Lease Year shall include the period from the Commencement Date through the last day of the month in which the Commencement Date occurs.


                                   ARTICLE III
                                     RENTAL
                                     ------

                  3.1 Annual Rent. Beginning on the Commencement Date of this Lease, Tenant agrees to pay to Landlord rent at the annual rates set forth below, in each case in monthly installments of one-twelfth thereof. The monthly rent payments provided for herein shall be paid by Tenant in advance, without notice or demand, on the first day of each month, and the rent for the calendar month during which rent shall begin to accrue and for the last calendar month of the Lease Term, shall be apportioned, if necessary. All rental payments to be made to Landlord under this Lease shall be made to Landlord at the address stated in Section 18.1 hereof or to such other person, firm, corporation or other entity or at such other address as Landlord may designate by notice in writing to Tenant.

                  3.1.1 Annual rent ("Annual Rent") shall be payable as follows: during the first Lease Year at the annual rate of Two Hundred Eighty-Seven Thousand Five Hundred ($287,500) Dollars; and during each Lease Year thereafter at the annual rate equal to the product resulting from multiplying the Annual Rent for the first Lease Year by a fraction the numerator of which is the Price Index (as defined in Article
                           VIII) published for the first calendar month of the Lease Year with respect to which the adjustment is being made, and the denominator of which is the Base Price Index (as defined in Article VIII); provided that the Annual Rent for the Lease Year in question shall not be lower than the Annual Rent for the immediately preceding Lease Year.

                  3.1.2 Annual Rent shall be paid in equal monthly installments and shall be payable in advance, without demand, on the first day of each calendar month during any Lease Year. All payments of Annual Rent and all other payments to be made by Tenant to Landlord pursuant to this Lease shall be paid in lawful money of the United States of America and, except as otherwise provided in this Lease, without discount, setoff or abatement.

                  3.1.3 The obligations to pay Annual Rent and all other items of rent under this Lease are separate and independent of each and every other covenant and agreement contained in this Lease, except as otherwise provided in this Lease to the contrary including (but not limited to) provisions relating to Tenant's right to an abatement of, or setoff or reduction against, any such items of rent.

                  3.1.4 In the event that any monthly installment of Annual Rent is not paid within fifteen (15) days after the date due, then, in addition to any other rights or remedies available to Landlord, interest shall accrue on such overdue payment at a rate per annum equal to the lesser of (a) the maximum rate of interest permitted by law or (b) two percent (2%) above the "Prime Rate" of interest quoted in The Wall Street Journal "Money Rates Column" from the date originally due to the date of payment of the same.

                  3.2      Certain Adjustments to the Annual Rent.

                           (a)     Schedule   3.2(a)   sets   forth   Landlord's
estimated amount as of the day immediately preceding the Commencement Date of unpaid, accrued and earned holiday, vacation, sick and personal leave pay, accrued bonuses, payroll taxes and workers' compensation insurance premiums with respect thereto for each of Landlord's employees. Said Schedule 3.2(a) shall be updated to the extent necessary on and as of the day preceding the Commencement Date. Landlord will terminate all such employees as of the day immediately preceding the Commencement Date. Tenant shall have the right, but not the obligation, to hire any or all of such employees as of the Commencement Date. Landlord will pay any and all unpaid, accrued and earned holiday, vacation, sick, and personal leave pay, accrued bonuses, and all applicable payroll taxes and workers' compensation insurance premiums accrued and earned and not paid as of the Commencement Date for such employees not hired by, or who decline employment with, Tenant, and Tenant shall have no liability whatsoever for any such pay, bonus, taxes, premiums or other compensation unpaid, accrued and earned by such employees. Tenant shall assume as of the Commencement Date the liability for any and all unpaid, accrued and earned holiday, vacation, sick and personal leave pay, accrued bonuses, and all applicable payroll taxes and workers' compensation insurance premiums accrued and earned and not paid as of the Commencement Date for such employees hired by Tenant, and the aggregate amount of such pay, bonuses, taxes, premiums and other compensation unpaid, accrued and earned by such hired employees shall be paid by Landlord to Tenant on the Commencement Date.

                           (b)      Schedule   3.2(b)   sets  forth   Landlord's
estimated amount of any prepaid goods or services to be supplied or rendered by the operator of the Facility subsequent to the Commencement Date (e.g., resident advance payments), and such prepayments to the extent allocable to the period on or after the Commencement Date ("Prepayments") shall be paid by Landlord to Tenant on the Commencement Date or, at Landlord's option, shall reduce the amount of the first, and to the extent necessary, all succeeding monthly installments of Annual Rent payable by Tenant, until the Prepayments shall be fully applied in lieu of such payment of such

Prepayments by Landlord to Tenant on the Commencement Date. Said Schedule 3.2(b) shall be updated to the extent necessary on and as of the day preceding the Commencement Date.

                  3.3 Transfer Taxes; Prorated Items. On the Commencement Date, the following adjustments and prorations shall be computed as of the Commencement Date with respect to the following taxes (unless otherwise stated herein) and the initial monthly installments of Annual Rent payable for the first Lease Year shall be adjusted, upward or downward as appropriate, to reflect such prorations:

                           (a)      Transfer  Taxes.  All state  and local  real
estate transfer taxes and fees payable in connection with this Lease or any of the transaction documents (including, without limitation, the short form lease) relating hereto or the recording thereof shall be borne by Landlord.

                           (b)      Real Estate Taxes,  etc. Real property taxes
and all other ad valorem public or governmental charges against the Demised Premises (including charges for sewer, water, drainage or other services) assessed for a period in which the Commencement Date occurs shall be adjusted and apportioned as of the Commencement Date and paid thereafter by Tenant in accordance with Article V hereof.

                           (c)      Personal  Property Taxes.  Personal property
taxes attributable to the value of the Personal Property and, if applicable, to the extent taxable, the Other Assets for the period in which the Commencement Date occurs shall be adjusted and apportioned as of the Commencement Date and paid thereafter by Tenant in accordance with Article V hereof.

                           (d)      Licenses,  Service  Contracts  and  Personal
Property Leases. All prepayments made or payments due under any continuing Licenses (as defined in Section 13.9), Contracts (as defined in Section 13.6), and Personal Property Leases (as defined in Section 13.26) affecting the Demised Premises or Other Assets, including, without limitation, parking, garbage removal, laundry and maintenance agreements, shall be adjusted and apportioned as of the Commencement Date. Tenant shall assume all such obligations under such continuing Licenses, Contracts and Personal Property Leases which arise (and relate to the period) on and after the Commencement Date. Notwithstanding anything to the contrary contained in this Lease, Landlord shall terminate any and all service contracts, leases and/or other agreements affecting or related to the Demised Premises which are with any person or entity that is affiliated with Landlord, including without limitation, any and all Contracts and/or Personal Property Leases other than those designated by Tenant pursuant to
Article XX hereof and Tenant shall have no obligations or liabilities with respect thereto.

                           (e)      Utilities.  All prepayments made or payments
due with respect to utilities servicing the Demised Premises, including, without limitation, water, sewer, electric, gas and utility bills, shall be adjusted and apportioned as of the Commencement Date. Landlord shall use its best efforts to have all utility meters read on the Commencement Date so as to accurately determine the proration of current utility bills.

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                  3.4 Other  Prorations.  All other charges and fees customarily prorated and adjusted in similar transactions in the locale in which the Demised Premises are situated shall be prorated as of the Commencement Date in accordance with such custom. However, nothing contained herein shall operate to subject Tenant to any liability of Landlord, and Tenant does not assume any liability of Landlord, except as specifically set forth in this Lease.

                  In the event that accurate prorations and other adjustments cannot be made as of the Commencement Date because current bills or statements are not obtainable (as, for example, utility bills), the parties shall prorate such items upon receipt of the final bill or statement.


                                   ARTICLE IV
                              TITLE AND POSSESSION
                              --------------------

                  4.1 Title and Authority. Landlord represents and warrants to Tenant that Landlord owns the fee simple title to the Land, Leased Improvements, Related Rights and Fixtures and Landlord owns marketable title to the Personal Property and Other Assets, free and clear of all Liens (as defined in Section 13.10) other than as set forth on Schedules 13.10(a), 13.10(b) and 13.11(a) and other than as described in Section 13.11(b), and Landlord has the right and complete authority to enter into this Lease on the terms and conditions and for the use and purposes herein stated. Said Schedules 13.10(a), 13.10(b), 13.11(a) and 13.11(b) shall each be updated to the extent necessary on and as of the day preceding the Commencement Date.

                  4.2 Leased Equipment. As of the Commencement Date, Landlord shall furnish the Facility with the Personal Property and Fixtures (collectively, the "Leased Equipment"), including, without limitation, those items of the Personal Property and Fixtures set forth on Exhibit B hereto. Landlord shall have no obligation to furnish the Facility with any Leased Equipment after the Commencement Date. The Leased Equipment shall include all the personal property, fixtures, equipment and furnishings located at the Demised Premises on the date of this Lease and all the personal property, fixtures, equipment and furnishings necessary and appropriate for the continued current operation of the Facility (in the same manner and scope as its operation on the date of this Lease) by Tenant, as of the Commencement Date; all of such Leased Equipment being leased to Tenant pursuant to the terms of this Lease. No additional rent, beyond Annual Rent provided for in Article III hereof, shall be paid by Tenant for the Leased Equipment.


                  4.3 Surrender of Possession. At the end of the Lease Term, or upon the earlier termination of this Lease, Tenant, at its sole cost and expense, shall surrender the Demised Premises to Landlord in the same good condition and state of repair as they were in at the Commencement Date, ordinary wear and tear and, except as otherwise provided in this Lease, damage by fire or other casualty excepted, and shall convey and transfer to Landlord such portion of the Other Assets as shall not have been used, depleted or consumed in the ordinary course of the operation of the Facility and, subject to Section 8.2 hereof, shall also convey and transfer to Landlord any replacements and accessories thereto acquired by Tenant during the Lease Term, to the extent the same continue in existence at the end of the Lease Term, as well as sufficient

Inventory necessary for the operation of the Facility for a period of ten (10) business days following the end of the Lease Term or such earlier termination of this Lease.

                  4.4 Holding Over. If Tenant remains in possession of the Demised Premises after the expiration of the Lease Term, except as otherwise provided in the Option Agreement (as hereinafter defined), such possession shall be as a tenant at sufferance. During such occupancy, rent shall be payable equal to 150% times the monthly amount of Annual Rent payable during the last month of the Lease Term, and the provisions of this Lease shall be applicable and continue in full force and effect. However, Landlord's acceptance of any rent payments and the terms of this Section 4.4 shall not constitute a renewal of this Lease or give Tenant any right to continue to occupy the Land on a month-to-month basis or otherwise. Notwithstanding the foregoing, if Tenant is unable to surrender the Demised Premises because Landlord fails to provide a qualified and duly licensed operator (a "Proper Successor") for the Facility at the end of the Lease Term to take over the operation and management of the Facility, Tenant shall have the right, but shall not be obligated to, remain in possession of the Demised Premises and continue to operate and manage the same if Tenant would be legally prohibited from abandoning the Demised Premises or in Tenant's judgment, abandoning the Demised Premises without a Proper Successor in place to continue the operations of the Facility would jeopardize its (or its affiliates') reputation as a provider of residential congregant, nursing and/or assisted living facility care or could otherwise subject it (or its affiliates) to liability. In the event Tenant remains in possession of the Demised Premises pursuant to the immediately preceding sentence, Tenant shall (a) pay to Landlord as gross rent during such occupancy 90% the Annual Rent payable by Tenant in the last Lease Year of the Lease Term and (b) surrender possession of the Demised Premises within ten (10) days after Landlord provides a Proper Successor to take over the operation and management of the Facility.


                                    ARTICLE V
                        TAXES, ASSESSMENTS AND UTILITIES
                        --------------------------------

                  5.1 Real Estate Taxes. Tenant, at its sole cost and expense, shall pay when due all ad valorem general real estate taxes, betterment or other assessments and transit taxes (collectively, "Impositions") which are assessed against, levied, imposed upon, become a lien or become due and payable with respect to or upon the Demised Premises, and no other property, and which first become due and payable, or any installments thereof which become due and payable, on and after the Commencement Date and during the Lease Term. Tenant shall provide Landlord with copies of all receipts received in connection with the payment of such taxes and assessments within twenty (20) days after Landlord's request prior to the date interest or penalties on such taxes and assessments would be imposed. Tenant shall have the right, at its sole cost and expense and in good faith, to contest the amount or validity of any such Imposition payable by Tenant under the terms of this Lease, provided, however, that if at any time payment of any such Imposition shall become necessary to prevent the tax sale of the Demised Premises or any portion thereof because of nonpayment, then Tenant shall pay the same in sufficient time to prevent such sale. Landlord shall join, at Tenant's sole cost and expense, in any proceedings referred to above, and hereby agrees that the same may be brought in its name, if the provisions of any law, rule or regulations at the time, in effect shall require that such proceedings be brought by and/or in the name of Landlord or any owner of the Demised Premises. Tenant shall be entitled to any refund of any Impositions, and all penalties or interest thereon, received by Landlord which shall have been paid by Tenant, or which shall have been paid by Landlord but previously reimbursed in full by Tenant. Provided that no Event of Default shall have occurred and be continuing, Landlord shall not, without Tenant's prior approval, make or agree to any settlement, compromise or other disposition of any such proceedings or discontinue or withdraw any such proceedings or accept any refund or other adjustment of or credit for any Imposition as a result of any such proceedings. Landlord hereby appoints Tenant the attorney-in-fact of Landlord for the purpose of making all payments to be made by Tenant pursuant to any of the provisions of this Lease to persons or entities other than Landlord. Notwithstanding anything to the contrary contained in this Lease, if, by not later than thirty (30) days prior to the final date for contesting the validity or amount of any real estate taxes and assessments with respect to the last Lease Year of the Lease Term, Tenant shall not have advised Landlord that Tenant intends to conduct such contest, Landlord will have the right (but not the obligation) to contest the validity and/or amount of such Impositions for the last Lease Year of the Lease Term without the consent of Tenant, but at Landlord's sole cost and expense.

                  5.1.1 If at any time during the Lease Term the methods of taxation of Impositions prevailing at the commencement of the Initial Term hereof shall be altered so that in lieu of, or as a supplement to, or a substitute for, the whole or any part of the Impositions then levied, assessed or imposed on the Demised Premises, any of the following are levied, assessed or imposed:

                           (a)      a  tax,  assessment,   levy,  imposition  or
charge, wholly or partially as a capital levy or otherwise, on the rents received therefrom; or

                           (b)      a tax,  assessment,  levy (including but not
limited to any municipal, state or federal levy), imposition or charge measured by or based in whole or in part upon the Demised Premises and imposed upon Landlord; or

                           (c)      a license fee  measured by the rent  payable
under this Lease;

then, in such event, all such taxes, assessments, levies, impositions, and charges, or the part thereof so measured or based, shall be deemed to be included in the Impositions payable by Tenant pursuant to this Section 5.1, to the extent that such taxes, assessments, levies, impositions and charges would be payable if the Demised Premises were the only property of Landlord subject thereto, and Tenant shall pay and discharge the same as herein provided in respect of the payment of general real estate taxes and assessments.

                  5.1.2 Impositions shall not include any income, excess profit, estate, inheritance, succession, transfer, franchise, capital or other tax or assessment upon Landlord or (unless in substitution, as herein provided) upon the rentals payable under this Lease, all of which shall be the sole obligation of Landlord. The real estate taxes on the Demised Premises during any year shall mean such amounts as shall be finally determined, after deducting abatements, discounts, refunds or rebates, if any, to the Impositions payable with respect to the Demised Premises during said year.

                  5.1.3 Any Impositions which become due for the year in which possession is given to Tenant but which are payable with respect to a period prior to the Commencement Date shall be prorated for the calendar year between Landlord and Tenant as provided in
                           Section 3.3 hereof and such proration shall also occur at the end of the Lease Term for the calendar year of termination.

                  5.1.4 If Landlord shall have the right to elect the period over which any Impositions are payable, Landlord agrees to elect and Tenant may make such payments over the longest period of time available.

                  5.2 Personal Property Taxes. Beginning on the Commencement Date, Tenant, at its sole cost and expense, shall pay when due all personal property taxes and assessments (if any) assessed against, levied, imposed upon, or which would become a lien or become due and payable with respect to, or upon any of Tenant's tangible or intangible personal property or the Leased Equipment or the Other Assets, during the Lease Term. Tenant shall provide Landlord with copies of all receipts received in connection with the payment of such taxes and assessments not less than ten (10) days prior to the date interest or penalties on such taxes and assessments would be imposed. Any personal property taxes and assessments which become due for the year in which possession is given to Tenant but which are payable with respect to a period prior to the Commencement Date shall be prorated for the calendar year between Landlord and Tenant as provided in Section 3.3 hereof and such proration shall also occur at the end of the Lease Term for the calendar year of termination.

                  5.3 Sewer Use Fees. Beginning on the Commencement Date, Tenant, at its sole cost and expense, shall pay when due all sewer use fees, rents, charges and deposits assessed against, levied, imposed upon, or which would become a lien or become due and payable with respect to, or upon the Demised Premises, during the Lease Term. Tenant shall provide Landlord with copies of all receipts received in connection with the payment of such fees, rents, charges and deposits not less than ten (10) days prior to the date interest or penalties on such fees or deposits would be imposed.

                  5.4 Utilities. Beginning on the Commencement Date, Tenant, at its sole cost and expense, shall obtain in its name and pay when due all charges and deposits for gas, water, electricity, cable television, trash, telephone, communication services, and all other utilities used on or supplied to the Demised Premises, during the Lease Term.

                                   ARTICLE VI
                             USE OF DEMISED PREMISES
                             -----------------------

                  6.1 Use by Tenant. Tenant shall use the Demised Premises for the business purpose of a residential congregant, nursing care and/or assisted living facility and all related and ancillary medical and therapeutic services, and for no other purpose without Landlord's consent, which consent shall not be unreasonably withheld or delayed.

                  6.2 Compliance with Laws. Except as otherwise provided in this
Section 6.2, and in Sections 8.1.4, 8.1.5, and 8.1.6, Tenant, in operating the Demised Premises, at its sole cost and expense, shall comply with all applicable city, county, state and federal building codes, ordinances, rules, regulations and laws applicable to the Demised Premises, notices from the issuer of the Facility's fire hazard or casualty policy, and each covenant, condition or restriction of record which is a Permitted Exception (as hereinafter defined).

                  Without limiting the generality of the foregoing provisions of this Section 6.2, except as otherwise provided in this Lease, Tenant, at its cost and expense, shall comply with all Environmental Laws (as hereinafter defined) that are applicable to its operation of the Demised Premises, including, but not limited to, the use, handling, treatment, storage, transportation and disposal of any hazardous, toxic or infectious waste, material or substance (including Medical Waste) and petroleum products, material or waste. Landlord, at its cost and expense, shall comply with all Environmental Laws in connection with the previous, present and/or future use, handling, treatment, storage, transportation and disposal of any such waste, material, substance and products at or on the Demised Premises by anyone other than Tenant, or its employees, agents, contractors, invitees, residents, patients or clients.

                  6.3 Waste. Tenant shall neither commit, nor permit the commission of waste upon or against the Demised Premises, ordinary wear and tear excepted.

                  6.4 License and Permits. Tenant at its sole cost and expense, shall acquire and maintain all licenses and permits needed to operate the Demised Premises for the then applicable use permitted herein. Tenant, as a provider of residential care services, shall comply with all applicable rules, regulations, laws, statutes, orders, ordinances and requirements, and will maintain its certifications for reimbursement and licensure, and its accreditation, if compliance with accreditation standards is required to maintain the operations of the Facility.

                  6.5 Landlord's Repairs. Landlord shall have no obligation to make improvements, alterations, replacements or repairs to the Demised Premises, except as may be expressly provided herein.

                  6.6 Conflict with Insurance Policies. Tenant shall not permit any use of the Demised Premises which would invalidate any policy of insurance or which would increase the premiums for any insurance policy carried by or for the benefit of Landlord unless Tenant pays any such increase in premiums.


                                   ARTICLE VII
                                 EMINENT DOMAIN
                                 --------------

                  7.1 Permanent or Temporary Taking. If after the execution of this Lease all or any part of the Demised Premises is acquired on a permanent or temporary basis by any federal, state or local governmental agency, by means of condemnation or threat of condemnation, or by reason of mutual agreement between Landlord, Tenant, and said governmental agency, this Article VII shall control.

                  7.2 Compensation. All compensation awarded for any taking (including, but not limited to, loss of leasehold) shall belong to and be the property of Landlord; provided, however, that Tenant shall be entitled to any portion of the award made to Tenant for its loss of business, depreciation to or for the cost of removal of stock, fixtures, equipment (other than the Leased Equipment) or signs, moving expenses, relocation costs or any other allowances to which Tenant may be legally entitled. This Lease shall not preclude the right of Tenant to pursue an independent action for damages against any governmental agency for said taking, provided, however that in no event shall any resulting award to Tenant reduce the amount of the award to which Landlord may be entitled. In any event, Landlord shall not be liable to Tenant for any damages.

                  7.3 Effect on this Lease of Permanent Taking. In the event that the whole of the Demised Premises is taken permanently by any method, then this Lease shall terminate as of the date title to the Demised Premises vests in the governmental agency. Such date of vesting shall operate as though it were the date originally intended by the parties for expiration of this Lease and Tenant shall pay Annual Rent and Landlord shall refund to Tenant any overpayments of Annual Rent or other charges within five (5) days after the date of such vesting and all other obligations hereunder accrued (prorated as appropriate) to the date of such vesting.

                  In the event a substantial and material portion (as hereinafter defined) of the Demised Premises are taken permanently, then Tenant shall have the option to terminate this Lease by giving Landlord at least ninety
(90) days' written notice. If Tenant does not elect to terminate this Lease or if less than a substantial and material portion of the Demised Premises are taken, then this Lease shall terminate only as to the part of the Demised Premises taken and Annual Rent shall be reduced for the remainder of the Lease Term by a just, fair and equitable proportion of Annual Rent payable according to the size, nature and extent of the property that is taken. Any adjustments or reductions in Annual Rent, as contemplated by this Section shall take into account the practical and economic effect of the taking in question on the operation of the Demised Premises. In the event that a substantial and material part of the Demised Premises is temporarily taken in excess of three hundred sixty-five (365) consecutive days, then such taking shall be deemed a permanent taking for purposes of this Lease. It shall be presumed that the taking is "substantial and material" if (a) the Kansas Department of Health and Environment permanently closes the Demised Premises whether in whole or in part because of such taking for use as a nursing care and/or assisted living facility, or (b) if in Tenant's reasonable business judgment the portion of the Demised Premises not so taken is inadequate to continue to operate the Facility in a commercially profitable manner as a nursing care and/or assisted living facility, as the case may be according to the then actual use by Tenant.

                  In the event that the Demised Premises become landlocked by such taking for a period in excess of three (3) consecutive days and reasonable alternative access cannot be provided within five (5) days after such occurrence, then Annual Rent shall abate until access or reasonable alternative access is provided to the Demised Premises; provided that if such access or reasonable alternative access cannot be provided within thirty (30) days after such occurrence, then Tenant shall have the right to terminate this Lease by written notice to Landlord, which shall terminate this Lease sixty (60) days after such notice.

                  7.4 Effect on this Lease of Temporary Taking. In the event that all or part of the Demised Premises are taken for a temporary use, Annual Rent shall be reduced and abated by a just, fair and equitable proportion of Annual Rent payable according to the size, nature and extent of the property that is taken. Any adjustments or reductions in Annual Rent, as contemplated by this Section shall take into account the practical and economic effect of the taking in question on the operation of the Demised Premises. Tenant shall continue to perform all other conditions of this Lease as though the taking or condemnation had not occurred, except to the extent that Tenant shall be prevented from doing so by reason of the taking or condemnation and except for the abatement of Annual Rent as provided herein. Neither party to this Lease shall have any right to terminate this Lease by reason of a temporary taking of all or part of the Demised Premises, except as stated in Section 7.3 above.

                  7.5 Restoration. If any building or improvement on the Demised Premises or any replacement thereof shall be damaged or partially destroyed by any such taking of less than all or substantially all thereof and this Lease shall not be terminated by reason thereof, Tenant shall be entitled to receive such portion of any award to which Landlord may be entitled, as will be sufficient to pay for the costs of restoring and rebuilding such building(s) and improvement(s) and within ninety (90) days after receipt by Tenant of such sum, Tenant shall proceed with reasonable diligence to conduct any necessary demolition and to repair, replace or rebuild, any remaining part of said building(s) and improvement(s), or of any replacement thereof not so taken, so as to constitute such remaining part thereof a complete, useable building in substantially the same condition and repair as the building(s) and improvements were in prior to any such taking; and Tenant shall hold that portion of any award received by Tenant pursuant to this Section in trust to apply the same to the cost and expense of such demolition, repairing, replacing and rebuilding. If the cost of any work necessary to repair, replace or rebuild (including any necessary demolition work) any damage to or destruction of the building(s) and improvement(s) or any replacement or replacements thereof shall equal or exceed an aggregate cost of One Hundred Thousand ($100,000) Dollars, the same shall be conducted under the supervision of an architect or engineer selected by Tenant and approved in writing by Landlord, which approval Landlord agrees shall not be unreasonably withheld or delayed. Whenever pursuant to this Section Tenant is entitled to receive the proceeds of an award in excess of $100,000 in amount for the purpose of applying the same to the cost of demolishing, repairing, replacing or rebuilding, such proceeds shall be paid to the Insurance Trustee provided for in
Article XV, to be disposed of by such Insurance Trustee in the manner provided in Article XII.


                                  ARTICLE VIII
                     ALTERATIONS, REPAIRS and TRADE FIXTURES
                     ---------------------------------------

                  8.1      Repairs by Tenant Generally.

                  8.1.1 Except as otherwise expressly provided in this Lease, including without limitation, in this Article VIII and in Articles VII and XII, Tenant shall be responsible for the performance, at its sole cost and expense, of all necessary repairs, replacements, alterations and improvements, whether or not in order to comply with all applicable laws, regulations and municipal ordinances, (collectively, "Repairs") to the Demised Premises. This obligation to perform Repairs shall include, at its sole cost and expense, inspecting, keeping, maintaining, repairing and replacing the interior, exterior, structural and nonstructural improvements, alterations and other components on the Demised Premises so as to keep the improvements and interior decorations in substantially the same condition as they were in on the Commencement Date, subject to depreciation and ordinary wear and tear, and in a safe condition, free from dirt, water, snow, ice, refuse, trash and obstruction and shall also include, but not be limited to, signs, glass, landscaping, any air conditioning, heating, electrical, ventilating, parking areas and driveways, plumbing systems, roof, walls and all interior and exterior cleaning, painting, repairs and replacements on or at the Demised Premises. Tenant shall not voluntarily alter any structural part of the Leased Improvements or demolish, remove, or materially and permanently alter any permanent improvement in or on the Land or make permanent additions thereto the cost of which, in the case of any single alteration or addition, exceeds $50,000 or, in the case of all such alterations or additions in any Lease Year, exceeds in the aggregate $250,000, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed; provided, however, that Landlord's consent shall not be required with respect to any such Repairs which are required in order to comply with applicable laws, regulations or municipal ordinances or in the case of an emergency or any other situation where bodily harm is threatened or Tenant is exposed to liability if such Repairs are not made. In addition, Tenant may perform any other non-structural alterations and additions to the Demised Premises without Landlord's consent so long as Tenant gives a copy of the plans and specifications, if any, to Landlord within ten (10) days prior to making such alterations and/or additions; provided further that cosmetic modifications and decorations that are substantially consistent with the quality of the original materials and decorations that were used in the Facility may be made by Tenant without any notification to Landlord.

                  8.1.1.1 The dollar amounts set forth in this paragraph 8.1.1 shall be adjusted and increased each Lease Year by an amount equal to the product resulting from multiplying each of said dollar amounts by a fraction the numerator of which is the Price Index published for the first calendar month of the Lease Year with respect to which the adjustment is being made, and the denominator of which is the Base Price Index.

                  8.1.1.2 As used in this Lease the following terms shall have the following respective meanings:

                                    (i)     "Price   Index"   shall   mean   the
"Revised Consumer Price Index for All Urban Consumers (the CPI-U) published by the Bureau of Labor Statistics of the United States Department of Labor, for All Cities area, All Items, (1982-84=100)"; and

                                    (ii)    "Base  Price  Index"  shall mean the
Price Index published for the calendar month in which the Commencement Date occurs or if not published for such month, then the closest preceding month for which a Price Index is available.

                  8.1.1.3 In the event the Price Index shall hereafter be converted to a different standard reference base or otherwise revised, the determination of the adjusted dollar amounts hereunder shall be made with the use of such conversion factor, formula or table for converting the Price Index as may be published by the Bureau of Labor Statistics, or Prentice Hall, Inc. or any other nationally recognized publisher of similar statistical information. If at any time during the Lease Term the Price Index shall no longer be published by said Bureau, then any comparable index issued by said Bureau or similar agency of the United States issuing similar indices shall be used for the purposes of making the adjustments under Article III and under this Article VIII, the same, however, to be appropriately adjusted in order to give effect to the intent of the foregoing provisions of this Lease. In the event that the U.S. Department of Labor, Bureau of Labor Statistics, changes the publication frequency of the Price Index so that a Price Index is not available to make a cost-of-living adjustment as herein provided in Article III or this Article VIII for the month specified, the cost-of-living adjustment to be made thereunder shall be based on the percentage difference between the Price Index for the closest preceding month for which a Price Index is available and the Base Price Index.


                  8.1.2 Tenant shall keep the Demised Premises free from any mechanic's, materialman's, or similar liens and encumbrances and any claims therefor in connection with any Repairs and Tenant shall remove any such lien or encumbrance, by bond or otherwise, within thirty (30) days after notice from Landlord of the same. If Tenant fails to do so, Landlord may pay the amount of such claim or take such other action as Landlord deems reasonably necessary to remove such claim, lien, or encumbrance after investigating the validity thereof. The amount so paid and costs incurred by Landlord shall be deemed additional rent under this Lease, payable on demand, when accompanied by detailed information and invoices regarding such amount. Nothing in this Lease shall be deemed a consent by Landlord to the filing of any lien on Landlord's interest in the Demised Premises and any such liens shall attach solely to Tenant's interest in the Demised Premises and shall in all respects be subordinate to Landlord's interest in the Demised Premises. Tenant shall not do anything or permit anything to be done upon the Demised Premises which will materially and adversely affect the safety or security of the Demised Premises, which will increase the rate of fire or casualty insurance upon the building or its contents, without Landlord's written consent, which consent shall not be unreasonably withheld or delayed, or which will cause structural damage to the Demised Premises or any Leased Improvements. Except for trade fixtures, any improvements made to the Demised Premises shall become the property of Landlord, free of charge, if affixed to the realty.

                  8.1.3 Tenant's obligation to perform Repairs shall also include without limitation the repair and maintenance of Leased Equipment and the replacement from time to time of obsolete, damaged or unsightly Leased Equipment, so as to keep the same in good operating condition consistent with a nursing care or assisted living facility, whichever is being operated at the Demised Premises at the time in question. Notwithstanding anything to the contrary contained in this Lease, any Leased Equipment which is leased or the subject of a conditional sales agreement or other finance arrangement at the commencement of the Initial Term and any replacement(s) of such Leased Equipment may be encumbered similarly during the Lease Term.

                  8.1.4 Notwithstanding anything to the contrary contained in this Lease, if Tenant is required to make any expenditures for Repairs (whether or not in order to comply with all applicable laws, regulations and municipal ordinances) to the Demised Premises during the last two Lease Years of the Lease Term (excluding Repairs that are required to be made as a result of Tenant's, or Tenant's agents', employees' or contractors' negligence or wilful misconduct), which expenditures according to generally accepted accounting principles ("GAAP") should be capitalized (such expenditures being hereinafter collectively called "Capital Expenditures") and if any such Capital Expenditure is a Major Capital Expenditure (as hereinafter defined), Tenant shall send to Landlord a notice of such circumstance, which notice shall specify the nature of the repair, replacement, alteration or improvement for which the Major Capital Expenditure is being incurred (hereinafter called a "Capital Improvement") and the estimated cost of such Capital Improvement. Tenant shall only be obligated to pay that portion ("Tenant's Share") of the cost of such Capital Improvement as shall be equitably apportioned to it taking into consideration the reasonable useful life (according to GAAP) of such Capital Improvement and the unexpired Lease Term and the cost of such Capital Improvement in excess of Tenant's

                           Share (such excess cost being hereinafter called "Landlord's Share") shall be borne by Landlord. Tenant shall only be obligated to make the Capital Improvement if, within ten (10) business days after Landlord receives Tenant's above-described notice, Tenant and Landlord agree on the determination of Tenant's Share and Landlord's Share of such Major Capital Expenditure and the manner in which Landlord will pay and/or reimburse Landlord's Share to Tenant. If the parties cannot agree on an equitable sharing of any such Major Capital Expenditure or the manner of payment and/or reimbursement, Tenant may (i) seek to have the matter resolved by arbitration as elsewhere provided in this Lease prior to undertaking to perform any such Capital Improvement, (ii) perform any such Capital Improvement and during and/or after the performance thereof seek to have the matter resolved by arbitration as elsewhere provided in this Lease, in which case immediately upon resolution of such matter Landlord shall pay to Tenant and/or reimburse Tenant for Landlord's Share of the cost thereof, or (iii) terminate this Lease upon not less than thirty (30) days prior written notice to Landlord. In the event that after allocating Landlord's and Tenant's respective Shares of the cost of a Capital Improvement, Tenant exercises a renewal option, Tenant shall reimburse Landlord for the unamortized amount of Landlord's Share of any such cost theretofore paid by Landlord with interest thereon at the rate per annum set forth in Article III hereof.

                  As used herein, a "Major Capital Expenditure" means any Capital Expenditure which is required to be made during the last two Lease Years of the Lease Term and which exceeds $25,000 individually, or which, when added to all other Capital Expenditures theretofore incurred by Tenant during such period, exceeds $100,000.

                  8.1.5 Notwithstanding anything to the contrary contained in this Lease, Tenant shall not be obligated to make or to pay for any Repairs that are required as a result of the negligence or wilful misconduct of Landlord, or any of its or its affiliates' (which shall include an affiliate of The Homestead Company, L.C. or of Jack West), employees, agents or contractors or as provided in paragraph 8.1.6 below.

                  8.1.6 Landlord agrees that if at any time or times any governmental authorities or insurance rating bureaus having jurisdiction shall complain that the Demised Premises, or any portion thereof, were not constructed in compliance with any law, ordinance or regulation of any governmental authority or insurance rating bureau having jurisdiction and shall request compliance, then Landlord shall, upon receipt of notice of such complaint, cause such repairs, alterations or other work to be done so as to bring about the compliance requested.

                  8.2 Quality and Promptness of Repairs and Replacements; Ownership of Replacements and Warranties. All repairs and replacements made by Tenant shall be made when reasonably necessary and within a reasonably prompt period of time; shall be with new or like-new materials of at least equal or better value, utility and condition to that which the same was in at the commencement of the Initial Term, taking into consideration the quality of materials and workmanship of the same, and shall be done in compliance with all applicable laws, codes, ordinances, rules, regulations and statutes of the city, county, state and federal governments.


                  Any such replaced Leased Equipment shall be and remain the property of Landlord; provided, however, that if any item of Leased Equipment is replaced by Tenant during the Lease Term at Tenant's sole cost and expense with an upgraded item of Leased Equipment, then Tenant shall have the right prior to the end of the Lease Term to either remove such upgraded item and replace the same with a like item of Leased Equipment of equal or better quality, design and function as existed on the Commencement Date.

                  Landlord agrees that it will give to Tenant the benefit of all warranties and guarantees they may have received or be entitled to from any of their contractors or materialmen with respect to the Demised Premises and that Tenant may enforce the same either in Tenant's name or in Landlord's name.

                  8.3 Liability of Landlord. Except if caused by Landlord's breach of this Lease or by the negligence or willful misconduct of Landlord or of any of its affiliates' (which shall include an affiliate of The Homestead Company, L.C. or of Jack West), employees, agents or contractors, all property belonging to Tenant or any occupant of the Demised Premises shall be there at the risk of Tenant or such other occupant only, and Landlord shall not be liable for theft or misappropriation thereof, or loss or damage to any such property due to vandalism, water, rain, snow, frost, fire, storm or accident, or by breakage, stoppage or leakage of water, gas, heating or sewer pipes or plumbing, upon, about or adjacent to the Demised Premises or by any other cause.

                  8.4 Removal of Personal Property. Provided that Tenant has not accepted an offer to purchase the Demised Premises and Other Assets pursuant to the Right of First Refusal Agreement, dated of even date herewith, between Landlord and Tenant (the "Right of First Refusal"), or has not exercised its option to purchase the Demised Premises and Other Assets pursuant to a separate Purchase Option Agreement by and among the parties hereto, executed of even date herewith (the "Option Agreement"), upon the expiration or termination of this Lease, Tenant, at its sole cost and expense, shall remove from the Demised Premises all of Tenant's personal property and equipment. If any disfigurement or damage results from such removal, repairs shall be made by Tenant at its expense to restore the Demised Premises to its original condition, ordinary wear and tear excepted.

                  If upon surrender to Landlord of possession of the Demised Premises, Tenant, at its sole cost and expense, does not within ten (10) days after Landlord's demand remove Tenant's personal property and equipment, Landlord, at Landlord's election, shall have the right to treat

Tenant's property as having been abandoned by Tenant to Landlord without any payment or offset.


                                   ARTICLE IX
                                      SIGNS
                                      -----

         Tenant shall have the right to place upon the Demised Premises such sign or signs as it may desire, at Tenant's sole cost and expense. All signs shall comply with all applicable federal, state and local statutes, rules, regulations and ordinances. Tenant shall maintain such signs in a good state of repair and shall repair any damage to the Demised Premises caused by the erection, maintenance or removal at the termination of this Lease of such signs. Upon the termination of this Lease, all signs of Tenant shall be removed in accordance with Section 8.4.


                                    ARTICLE X
                    ASSIGNMENT, SUBLETTING AND SUBORDINATION
                    ----------------------------------------

                  10.1 Assignment or Subletting by Tenant. Except as hereinafter provided, Tenant shall not assign, transfer, pledge, hypothecate or encumber this Lease or any interest herein, or sublet the Demised Premises or any part thereof or any right or privilege appurtenant thereto, or allow any person other than Tenant and its agents, managers, concessionaires, licensees, employees, residents, patients and medical staff to occupy or use the Demises Premises or any part thereof without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Landlord's consent shall not be required for, and this Section 10.1 shall not prohibit, (i) an assignment to a corporate parent, affiliate or subsidiary of Tenant, or any joint venture, partnership or other entity, provided such assignee is either Integrated Living Communities, Inc. ("ILCI") or is "controlled" directly or indirectly by ILCI (the term "control" as used herein shall be deemed to mean ownership of at least 50% of the outstanding voting stock of a corporation, or other majority equity and voting interest if not a corporation); (ii) an assignment in connection with the sale of ten percent (10%) or more of ILCI's assets and (iii) an assignment in connection with a merger or consolidation. Any unauthorized assignment or sublease shall be voidable and shall constitute a breach of this Lease at Landlord's option. No assignment of this Lease shall be binding on Landlord until (a) a duplicate original of such assignment, duly executed by the assignor shall be delivered to Landlord, and (b) the assignee shall execute and deliver to Landlord an instrument in and by which the assignee shall assume and agree to perform, from and after the effective date of the assignment, all of the terms, covenants and conditions of this Lease on Tenant's part to be performed. At least thirty (30) days prior to the effectiveness of any assignment as to which Landlord's consent is required, Tenant shall deliver to Landlord a package of relevant information concerning the assignee. For purposes of this Lease, any sale or transfer of a controlling interest in Tenant shall be deemed an assignment of this Lease. No assignment, sale, transfer, pledge, hypothecation or encumbrance shall relieve Tenant of any obligation contained in this Lease. Tenant shall pay all of Landlord's reasonable costs and expenses (not in excess of $2,500), including reasonable attorney's fees, incurred in connection with any assignment, sale, transfer, pledge, hypothecation, encumbrance or sublease, for which Landlord's consent is required.

                  10.2 Leasehold Mortgages. Tenant shall have the right from time to time to pledge, hypothecate, encumber or mortgage this Lease (each herein referred to as a "leasehold mortgage"). Landlord hereby expressly agrees that the holder of such leasehold mortgage shall be entitled to all of the rights, privileges and powers afforded to the holder or holders of leasehold mortgages under this and other Articles of this Lease.

                  10.2.1 Notwithstanding anything to the contrary contained in this Lease, if so requested by the holder of any leasehold mortgage, any notice from Landlord to Tenant shall be simultaneously delivered to such leasehold mortgagee at his or its address, and no notice of default or termination of this Lease given by Landlord to Tenant shall be deemed legally effective until and unless notice of such default and notice of such termination shall have been given by Landlord to such leasehold mortgagee. Such leasehold mortgagee entitled to such notice shall have and be subrogated to any and all rights of Tenant with respect to any default hereunder by Tenant. Without impairing the generality of the foregoing right of subrogation, it is specifically agreed that any such leasehold mortgagee shall have the right to appoint an arbitrator, in case Tenant shall fail to make such appointment after written notice from Landlord as provided in Article XVI hereof (a copy of which notice shall have been simultaneously given to such leasehold mortgagee), and, for this purpose, shall have an additional period of fifteen (15) days to make such appointment, and the arbitrator so appointed shall thereupon be recognized in all respects as if he or she had been appointed by Tenant.

                  10.2.2 Landlord will not accept any surrender, cancellation or enter into any modification of this Lease without the prior written consent thereto of the holder of any leasehold mortgage who shall become entitled to notice as provided above.

                  10.2.3 If, by reason of any default by Tenant, this Lease shall be terminated at the election of Landlord prior to the stated expiration thereof, Landlord will enter into a new lease of the Demised Premises and the Other Assets with such leasehold mortgagee (i.e. the holder of a mortgage on this Lease who shall become entitled to notice, as provided above) or its nominee for the remainder of the term effective as of the date of such termination, at the same Annual Rent and upon the same terms, provisions, covenants and agreements herein contained, subject, however, to the rights, if any, of any parties then in possession of any part of the Demised Premises, provided (a) said leasehold mortgagee shall make written request upon Landlord for such new lease within forty-five (45) days after the date of such termination and such written request is accompanied by payment to Landlord of all sums which would then be due to Landlord under this Lease but for the termination thereof, the amount of which Landlord agrees to advise such leasehold mortgagee of in writing upon request; (b) said leasehold mortgagee pays to Landlord, at the time of the execution and delivery of said new lease, any and all sums and reasonable expenses, including reasonable attorneys' fees, to which Landlord shall have been subjected or paid by reason of such default, the amount of which sums and expenses Landlord agrees to advise such leasehold mortgagee of in writing upon request, and (c) said leasehold mortgagee shall, on or before execution and delivery of said new lease, perform and observe all the other covenants and conditions herein contained on Tenant's part to be performed and observed but for such termination to the extent that Tenant shall have failed to perform and observe the same, Landlord hereby agreeing to advise such leasehold mortgagee in writing, upon request, of the covenants and conditions which Tenant shall have failed to perform and the extent of such failure. If during such period of forty-five (45) days requests for such new lease shall be made by more than one leasehold mortgagee, then provided the provisions of this Section are complied with, Landlord shall be required to execute and deliver such new lease to that leasehold mortgagee (or the nominee thereof) lowest in order of priority of lien who (i) cures all defaults under all prior leasehold mortgages, (ii) delivers to Landlord certificates or letters from the holders of all prior leasehold mortgages which certify or state that no default then exists under such prior leasehold mortgages and (iii) executes and delivers, at the time of the execution of such new lease, new mortgages to the holders of all prior leasehold mortgages on this Lease having the same terms and conditions, and securing the same amounts, as such prior leasehold mortgages. Upon the execution and delivery of such new lease, any subleases which may have theretofore been assigned and transferred to Landlord shall thereupon be assigned and transferred, without recourse, by Landlord to the new tenant. Such new lease shall have the same rights and priorities as this Lease.

                  10.2.4 If Landlord shall elect to terminate this Lease by reason of any default other than a default in the payment of money, the then holder of any leasehold mortgage on this Lease who shall have become entitled to notice, as provided in this Article, shall not only have and be subrogated to any and all rights of Tenant with respect to curing of any default and have the right to obtain a new lease as above provided, but shall also have the right to postpone and extend the specified date for the termination of this Lease, as fixed by Landlord in a notice of termination, for a period of not more than six (6) months (subject to extension as provided below), provided such leasehold mortgagee shall thereafter promptly cure all defaults which may be cured by the payment of a sum of money and undertake to cure any other then existing default of Tenant and shall forthwith initiate steps to acquire Tenant's interest in this Lease by foreclosure of its mortgage or otherwise. Such right shall be exercised by such leasehold-mortgagee's giving Landlord notice of the exercise of the same prior to the termination date fixed in Landlord's notice of termination. If, before the date specified for the termination of this Lease as extended by such leasehold-mortgagee, Tenant shall be duly removed from possession, and if an assumption of performances and observance of the covenants and conditions herein contained on Tenant's part to be performed or observed shall be delivered to Landlord by the leasehold mortgagee, or its nominee, then and in such event the default under this Lease shall be deemed cured and removed; and provided, further, that if at the end of said six (6) month period such leasehold mortgagee shall be actively engaged in steps to acquire Tenant's interest herein, the time of such leasehold mortgagee to comply with the provisions of this Article shall be extended for such additional period or periods as shall be necessary to complete such steps with diligence, provided that during such extension no further default shall occur hereunder. Any payment to be made or action to be taken by a leasehold mortgagee under this Article as a prerequisite in obtaining a new lease or keeping this Lease in effect shall be deemed properly to have been made or taken by a leasehold mortgagee if such payment is made or action taken by a nominee or agent of such leasehold mortgagee.

                  10.3   Subordination  and  Attornment.   Landlord   covenants,
represents and agrees that this Lease, as the same may be modified, amended or renewed, shall not be subject or subordinate to any mortgage or mortgages now or hereafter placed upon, or any other liens or encumbrances hereafter affecting, the fee title of the Demised Premises except as otherwise expressly provided in this Section 10.3, and that Landlord will promptly and fully pay when due all indebtedness, and perform when required all obligations, secured by any such mortgages or liens, and shall not commit or permit any default to occur thereunder. In the event that for any reason whatsoever Landlord shall fail or refuse to pay, satisfy and discharge any lien or mortgage encumbering the
Demised Premises not later than the date the same becomes due and payable, Tenant shall have the right, but not the obligation, itself to pay, satisfy and discharge the same, in which event (i) Tenant shall have the right to receive an assignment of such mortgage (and the note secured thereby) and promptly thereafter to institute foreclosure or other proceedings to enforce the same (and the note secured thereby), it being agreed that if Tenant so acquires such mortgage (and the note secured thereby) the same shall be deemed to be in default by virtue of Landlord's failure to comply with the provisions of this Section, which provisions shall be deemed for such purpose to be an agreement of modification of such mortgage (and the note secured thereby); and (ii) any amounts expended and expenses incurred by Tenant in paying, satisfying and discharging such mortgage, and in bringing proceedings to foreclose or otherwise, to enforce the same, including, without limitation, reasonable attorneys' fees, to the extent not paid by Landlord to Tenant, together with interest thereon at the rate per annum set forth in Section 3.1.4 hereof, shall be deductible by Tenant, together with interest thereon at the rate aforesaid, from the installments of Annual Rent thereafter falling due hereunder. The rights and remedies provided for in subdivisions (i) and (ii) above shall be cumulative and not mutually exclusive. Tenant agrees that upon request of Landlord in writing, it will subordinate the lien of this Lease to the lien of any mortgage on the Demised Premises, and to all renewals, modifications, amendments, consolidations, replacements and extensions thereof, provided that Tenant shall be granted a subordination non-disturbance and recognition agreement in substantially the form of Exhibit D attached hereto (a "Subordination Agreement") from the holder(s) of such mortgage. The receipt of a Subordination Agreement from the holder(s) of any mortgage on the Demised Premises to which this Lease is subordinate is a condition to the commencement of the Lease Term. Further, Tenant, as a part of any Subordination Agreement, if requested, shall agree to attorn to the holder(s) of such mortgage or to a purchaser at foreclosure or deed in lieu of foreclosure, in a manner reasonably acceptable to the holder(s) of such mortgage and Tenant. Landlord may not place any mortgage on the Demised Premises when the aggregate annual debt service on such mortgage and all other mortgages on the Demised Premises would exceed 90% of the Annual Rent which is then in effect or will be in effect during the term of such mortgage, or when the aggregate principal debt secured by said mortgage and all other mortgages on the Demised Premises would exceed 80% of the fair market value of the Demised Premises. Landlord shall give Tenant ten (10) days prior notice of the closing of any loan to be secured by a mortgage on the Demised Premises.

                  10.3.1 If Tenant shall give Landlord any notice of a default or breach by Landlord, Tenant agrees to give a similar written notice to the holder(s) of record of any fee mortgage(s) (provided Tenant has received written notice of said mortgage(s), including the name(s) and address(es) of the then holder(s) of such mortgage(s), in the manner provided for in Article XVIII hereof for the giving of notices to Tenant), by registered or certified mail, to such holders' respective addresses specified in the aforementioned notice to Tenant, or to any different address which they may designate for the purpose by notice given to Tenant in the aforesaid manner; and such holder(s) shall be permitted to correct or remedy such breach or default within the same time within which Landlord may do so, and with like effect as if Landlord had done so. Tenant's failure to give to such holder(s) the notice provided in this Section shall not be deemed a default by Tenant under this Lease, but no notice given by Tenant to Landlord of any default or breach by Landlord shall be deemed legally effective until Tenant shall have given such notice to the holder(s) of the first fee mortgage at the time on the Demised Premises (provided Tenant has received notice of said holder(s) as provided above). In no event shall Tenant be required to give more than one notice, to be sent to one address, in respect of any one mortgage pursuant to this Section.

                  10.3.2 In the event that any fee mortgagee comes into possession or ownership of the title to the Demised Premises, or acquires the interest of Landlord by foreclosure of its mortgage) or by proceedings on the bond or debt secured thereby, or otherwise, Tenant agrees to attorn to such fee mortgagee as its new landlord.

                  10.4 Sale by Landlord. Landlord covenants that it will not sell or convey any right, title or interest in the Demised Premises prior to the first anniversary of the Commencement Date, without Tenant's prior written consent. In any event, any sale or conveyance of the Demised Premises or any part thereof, shall be subject to the Option Agreement and the Right of First Refusal and shall be made subject to this Lease.

                  10.4.1 In the event of a sale or transfer of the Demised Premises by Landlord, with respect to either of which either Tenant's consent has been obtained or is not required, the grantor or transferor shall thereafter be entirely relieved of all obligations thereafter to be performed by Landlord under this Lease, provided that the purchaser or transferee on any such sale or transfer has assumed and agreed pursuant to a written instrument satisfactory to Tenant to perform, observe and be bound by any and all covenants, conditions and obligations of Landlord hereunder and under the Option Agreement and the Right of First Refusal arising from and after such sale or transfer and to be subject to all of the rights of Tenant under this Lease and the Option Agreement and the Right of First Refusal whether arising prior to or after such sale or transfer, including without limitation all setoff rights, and provided further that (i) any amount then due and payable to Tenant or for which Landlord or the then grantor or transferor would otherwise then be liable to Tenant shall be paid to Tenant; (ii) the interest of the grantor or transferor in any funds then in the hands of Landlord or the then grantor or transferor in which Tenant has an interest shall be turned over, subject to Tenant's interest, to the then grantee or transferee; and (iii) notice of such sale or transfer signed by Landlord or the then grantor or transferor and by the then grantee or transferee shall be delivered to Tenant together with a true copy of the transfer document and a true copy of the written assumption agreement.

                  10.5 Estoppel Certificates. Tenant, upon request by Landlord or any prospective or actual mortgagee or purchaser of the Facility, shall execute and deliver to Landlord within ten (10) business days, after such request, an estoppel certificate addressed to Landlord, and if requested by Landlord also to such mortgagee or purchaser as is identified in Landlord's request, which estoppel certificate shall state, to the extent true, the following facts: (a) that a Lease, as attached to the estoppel certificate, is a true and correct copy of this Lease and that this Lease has not been modified except as set forth in such attachment or terminated; (b) that the Annual Rent in this Lease as so modified has not been modified; (c) that there are no outside agreements that would affect such mortgagee or purchaser or any of their rights under this Lease or to the Demised Premises except as otherwise noted in the estoppel certificate; (d) that to Tenant's knowledge there are no disputes existing as to this Lease; (e) that to Tenant's knowledge Landlord has complied with the terms of this Lease (as so amended) to the date of the estoppel certificate and is not in default under any of its obligations contained in this Lease (as so amended) (or if such is not the case, specifying the nature thereof) and Landlord has not given Tenant notice of any default which remains uncured (or if such is not the case, specifying the nature thereof); (f) that no Annual Rent has been paid more than thirty (30) days in advance; (g) that Tenant has accepted possession of the Demised Premises; (h) the dates through which Annual Rent has been paid; and (i) any other terms reasonably acceptable to Tenant or reasonably required by any actual or prospective mortgagee or purchaser. Notwithstanding the foregoing, Tenant shall not be obligated to furnish any such estoppel certificate more often than two times during any Lease Year unless the request for the same is being made in contemplation of the sale or mortgaging of the Demised Premises and the prospective purchaser or mortgagee is requiring the same.


                                   ARTICLE XI
                                     DEFAULT
                                     -------

                  11.1 Default by Tenant. The occurrence of any one or more of the following events shall constitute a "default" or "Event of Default" for the purposes of this Lease:

                           (a)      The  failure of Tenant to pay any part of an
Annual Rent payment due under this Lease on or before its due date, which failure continues for ten (10) days after the receipt of written notice from Landlord.


                           (b)      Any assignment, transfer or sublease of this
Lease or the Demised Premises in violation of Article X hereof.

                           (c)      The failure to occupy the  Demised  Premises
on the Commencement Date or the abandonment of the Demised Premises by Tenant.

                           (d)      The   failure  of  Tenant  to  perform   any
material covenant or obligation contained herein other than the payment of Annual Rent, which failure has not been corrected by Tenant within thirty (30) days following written notice from Landlord specifying the covenant or obligation to be remedied, or if the correction of same reasonably requires longer than thirty (30) days, if Tenant shall not have commenced to correct the same within such thirty (30) day period and thereafter proceed to cure the same in good faith, with diligence, and within a reasonable period of time.

                           (e)      If any  representation  or warranty  made by
Tenant under this Lease shall prove to have been false in any material respect when made and the same has not been corrected by Tenant within thirty (30) days following written notice from Landlord specifying the representation or warranty in question, or if the correction of same reasonably requires longer than thirty
(30) days, if Tenant shall not have commenced to correct the same within such thirty (30) day period and thereafter be proceeding with reasonable diligence to correct the same.

                  11.2 Landlord's Rights and Remedies. Upon the happening of any Event of Default and during the continuance thereof, Landlord, at its option, and without further demand or notice, shall have the following rights and remedies in addition to any rights provided by law, all of which shall be cumulative:

                           (a)      Perform any covenant or obligation of Tenant
and charge the reasonable cost of the cure to the next installment or installments of Annual Rent due.

                           (b)      Retake  possession  of the Demised  Premises
without terminating this Lease and relet the Demised Premises or any part thereof to a third party. If Landlord relets the Demised Premises (either for a term greater than, less than or equal to the unexpired portion of the Lease
Term) for an aggregate rent during the portion of such new lease which is less than Annual Rent and other charges which Tenant would pay hereunder for such period, Landlord may immediately upon the making of such new lease, sue for and recover the difference between the aggregate rental provided for in said new lease for the balance of the term coextensive with the Lease Term, and the Annual Rent which Tenant would pay hereunder for such period, together with any reasonable expenses to which Landlord may be put for brokerage commissions, placing the Demised Premises in tenantable condition, and other related charges or expenses accrued prior to the new lease or otherwise. In the event Landlord does not collect the entire amount of the aggregate rental provided for in such new lease, Landlord may sue for and recover the difference between the amount of such aggregate rental actually collected and the Annual Rent which Tenant would pay hereunder. If such new lease or tenancy is made for a shorter term than the balance of the Lease Term, or for a greater rental, any such action brought by Landlord to collect the deficit for that period shall not bar Landlord from thereafter suing for any loss accruing during the balance of the unexpired Lease Term whether or not due to expiration or termination of the new lease.

                           (c)      Give  a  thirty   (30)   day's   notice   of
termination of this Lease (regardless of whether Landlord prior to the giving of such notice shall have accepted rent or any other payment, however designated, for the use and occupancy of the Demised Premises from or on behalf of Tenant or from any other person) to Tenant specifying such Event or Events of Default and stating that this Lease and the Lease Term shall expire and terminate on the date specified in such notice, which date shall be at least ten (10) days after the giving of such notice. In the event such notice is given, this Lease and the Lease Term and all rights of Tenant under this Lease shall expire and terminate upon the date specified in such notice with the same effect as if the date specified in such notice were the date originally set forth in this Lease for the expiration of the term, but Tenant shall remain liable as provided below.

                            Upon  any such  expiration  or  termination  of this
Lease, Tenant shall quit and peacefully surrender the Demised Premises to Landlord, and Landlord, upon or at any time after any such expiration or termination, may, without further notice, enter upon and re-enter the Demised Premises and possess and repossess itself thereof, by summary proceedings, ejectment or otherwise, and may dispossess Tenant and remove Tenant and all other persons and property from the Demised Premises and may have, hold and enjoy the Demised Premises and the right to receive all rental income of and from the same.

                            No such  expiration  or  termination  of this Lease,
including the re-entry of Landlord, shall relieve Tenant of its liability and obligations to pay the Annual Rent theretofore accrued or thereafter accruing, as more particularly set forth in paragraph (g) below, and such liability and obligations shall survive any such expiration or termination.

                           (d)      Tenant knowingly and voluntarily  waives any
and all rights of redemption which Tenant may now have or hereafter acquire pursuant to statute or court decision, except for notice as provided in this Article.

                           (e)      The rights and remedies given to Landlord in
this Lease are distinct, separate and cumulative, and no one of them, whether or not exercised by Landlord, shall be deemed to be in exclusion of any of the others herein or by law or in equity provided and the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies.

                           (f)      No  receipt  of  monies  by  Landlord   from
Tenant, after the cancellation or termination of this Lease in any lawful manner, shall reinstate, continue or extend the Lease Term, or affect any notice theretofore given to Tenant or operate as a waiver of the right of Landlord to enforce the payment of Annual Rent then due or thereafter falling due, or operate as a waiver of the right of Landlord to recover possession of the Demised Premises by proper suit, action, proceeding or other remedy; it being agreed that, after the service of notice to cancel or terminate as herein provided and the expiration of the time therein specified, after the commencement of any suit, action, proceeding or other remedy or after a final order or judgment for possession of the Demised Premises, Landlord may demand, receive and collect any monies due, or thereafter falling due, without in any manner affecting such notice, suit, action, proceeding, order or judgment; and any and all such monies so collected shall be deemed to be payments on account of the use and occupation of the Demised Premises, or at the election of Landlord, on account of Tenant's liability hereunder.

                           (g)      In the  event  of the  termination  of  this
Lease as provided in this Article or by operation of law or issuance of a dispossessory warrant or otherwise, Tenant shall remain liable under this Lease for the payment of Annual Rent and the observance and performance of all other covenants on its part to be performed; and Landlord shall have the right to alter, change or remodel the improvements on the Demised Premises and to lease or let the same, or portions thereof, or not to lease or let the same, for such periods of time and at such rentals and for such use and upon such covenants and conditions as Landlord may elect, applying the net rentals or avails of such letting, if any, first to the payment of Landlord's expenses in dispossessing Tenant and the costs or expenses of making such improvements in the Demised Premises as may be necessary in order to enable Landlord to relet the same, and then to the payment of any brokerage commissions or other expenses of Landlord in connection with such reletting; and the balance, if any, shall be applied by Landlord at least once a month, on account of the payments due or payable by Tenant hereunder, if any, with the right reserved to Landlord to bring such action(s) or proceeding(s) for the recovery of any deficits remaining unpaid without being obliged to await the end of the Lease Term for a final determination of Tenant's account, and the commencement or maintenance of any one or more actions shall not bar Landlord from bringing other or subsequent actions for further accruals pursuant to the provisions of this Section. Any balance remaining, however, after full payment and liquidation of Landlord's accounts for the remainder of the Lease Term as aforesaid, shall be paid to Tenant with the right reserved to Landlord at any time, if it has not theretofore terminated this Lease, to give notice to Tenant of Landlord's election to cancel this Lease and discharge all the obligations thereunder of either party to the other, and the giving of such notice and the simultaneous payment by Landlord to Tenant of any credit balance in Tenant's favor that may at such time be owing, shall constitute a final and effective cancellation of this Lease and a discharge of the obligations thereof on the part of either party to the other. Tenant agrees to pay, in addition to the rent and other sums required to be paid hereunder, such additional sums as the court may adjudge reasonable as attorneys' fees in any successful suit or action instituted by Landlord to enforce the provisions of this Lease or the collections of the amounts due Landlord hereunder. Should any rent collected by Landlord be insufficient to fully pay to Landlord a sum equal to all Annual Rent reserved herein and other charges payable hereunder for the remainder of the Lease Term originally demised, the balance or deficiency shall be paid by Tenant on the rent days herein specified, that is, upon each of such rent days Tenant shall pay to Landlord the amount of the deficiency then existing; and Tenant shall be and remain liable for any such deficiency, and the right of Landlord to recover from Tenant the amount thereof, or a sum equal to all such Annual Rent and Additional Rent and other charges payable hereunder, if there shall be no reletting, shall survive the issuance of any dispossessory warrant or other cancellation or termination hereof, and Landlord shall be entitled to retain any surplus; and Tenant hereby expressly waives any defense that might be predicated upon the issuance of such dispossessory warrant or other cancellation or termination hereof.

                           (h)      In  any of the  circumstances  mentioned  in
paragraph (g) of this Section in which Landlord shall have the right to hold Tenant liable upon the several rent days as therein provided, Landlord shall have the right to election, in place and instead of holding Tenant so liable, forthwith to recover against Tenant as damages for loss of the bargain and not as a penalty, in addition to any other damages becoming due, an aggregate sum which, at the time of the termination of this Lease or of the recovery of possession of the Demised Premises by Landlord, as the case may be, represents the then present worth of the excess (computed by discounting such excess at the simple rate of six (6%) percent per annum), if any, of the aggregate of Annual Rent and all other charges payable by Tenant hereunder that would have accrued for the balance of the Lease Term over the aggregate rental value of the Demised Premises (such rental value to be computed on the basis of a tenant paying not only a rent to Landlord for the use and occupation of the Demised Premises, but also such additional rent and other charges as are required to be paid by Tenant under the terms of this Lease) for the balance of such Lease Term.

                           (i)      Suit  or  suits  for  the  recovery  of  the
deficiency or damages referred to above in paragraphs (g) and (h) of this Section, or for any installment or installments of Annual Rent hereunder, or for a sum equal to any such installment or installments may be brought by Landlord, from time to time at Landlord's election, and nothing in this Lease contained shall be deemed to require Landlord to await the date whereon this Lease or the Lease Term would have expired by limitation had there been no such default by Tenant or no such cancellation or termination.

                           (j)      Landlord's  failure  to insist on the strict
performance of and compliance with each condition in this Lease shall neither constitute nor be construed as constituting a waiver by Landlord of Landlord's rights under this Article or by law, nor constitute nor be construed as consisting of a waiver by Landlord of a second or subsequent default by Tenant of the same condition. In the event litigation is commenced, it shall not be necessary for

Landlord to notify Tenant of any additional occurrences of default prior to proceeding as permitted.

                           (k)      In  the   event   of  the   termination   or
expiration of this Lease, Tenant shall cooperate with Landlord in the transfer to the subsequent operator of the Facility of all licenses and permits required to continue to operate the Facility as an assisted living facility or a nursing care facility, whichever was being operated at the Facility by Tenant at the time of such termination or expiration.

                  11.3 Default by Landlord. If Landlord defaults in the observance or performance of any covenant, condition or obligation in this Lease on its part to be observed or performed, Landlord shall have thirty (30) days after receiving written notice from Tenant stating the default complained of and referring to the Article and Section in this Lease relied on by Tenant, to cure or cause to be cured any such default, or if such default is not capable of being cured within such thirty (30) days to commence to cure the same during such thirty (30) days and thereafter proceed to cure the same in good faith, with diligence, and within a reasonable period of time.

                  If Landlord fails to cure any such default or to diligently and in good faith pursue the cure as provided for herein, or if any representation or warranty made by or on behalf of Landlord in this Lease or in any document or agreement delivered in connection with the transactions contemplated by this Lease shall prove to have been false or incorrect or breached in any material respect on the date as of which made, then Tenant may sue Landlord for its damages, including, without limitation, such additional sums as the court may adjudge reasonable as attorneys' fees in any successful suit or action instituted by Tenant to enforce the provisions of this Lease, and may further obtain injunctive relief if necessary to maintain operation of the Demised Premises or comply with applicable legal requirements of any governmental authority. In addition, Tenant may at its option, without waiving any claim for damages for breach of agreement, at any time thereafter cure such default for the account of Landlord, and any amount paid or any contractual liability incurred by Tenant in so doing shall be deemed paid or incurred for the account of Landlord, and Landlord agrees to reimburse Tenant therefor or save Tenant harmless therefrom; provided that Tenant may cure any such default as aforesaid prior to the expiration of said thirty (30) day period if reasonably necessary to cure a default under any mortgage or encumbrance which is a lien on the Demised Premises, or to protect the Demised Premises or Tenant's interest therein, or to prevent injury or damage to persons or property, or to enable Tenant to conduct its business in the Demised Premises. If Landlord shall fail to reimburse Tenant upon demand for any amount paid for the account of Landlord hereunder or for any other sum payable to Tenant pursuant to this Lease, said amount plus interest thereon at the rate per annum set forth in Section 3.1.4 hereof from the date of demand upon Landlord for payment, may be deducted by Tenant from the next or any succeeding payments of Annual Rent due hereunder.

                  11.4 Delays. Whenever this Lease requires any act (other than the payment of a liquidated sum of money, e.g., rental payments, taxes, utilities, or any obligation that may be satisfied by the payment of a liquidated sum of money) by Landlord or Tenant within a certain period of time or by a certain time, the time for the performance of such act shall be extended by the period of any delay caused by war, strikes, lockouts, civil commotion, storms, weather, electrical blackouts, unpreventable material shortages, casualties, acts of God or other conditions or events beyond the reasonable control of the obligated party; provided, however, that written notice of such delay and the cause and circumstances thereof shall be given to the other party promptly after the commencement of such delay and such delay becoming known by the obligated party.


                                   ARTICLE XII
                           DAMAGE TO DEMISED PREMISES
                           --------------------------

                  12.1 Major Damage. In the event that the Demised Premises are damaged by fire or other casualty, and the damage or loss exceeds $50,000, then Tenant shall promptly notify Landlord in writing of such an event. If the damage is to an extent that there is Major Damage, as hereinafter defined, it shall be the option of Tenant to cancel this Lease by written notice to Landlord within sixty (60) days from the date of such Major Damage.

                  The term "Major Damage" shall mean any damage wherein: (a) the estimated cost of fully repairing the damage exceeds fifty percent (50%) of the then full replacement value or (b) 25% or more of the improvements are rendered unsuitable for occupancy or (c) the damage is caused by an event which is not covered by the insurance policy which Tenant is required to carry pursuant to
Article XV hereof, and the estimated cost of fully repairing the damage exceeds the net amount of insurance proceeds received by Tenant with respect thereto by $50,000 or more. Annual Rent shall abate in accordance with Section 12.2 if Tenant is unable to use all or any part of the Demised Premises while repairs are being made; provided, however, that any abatement so granted shall not exceed the amount of the proceeds actually received by Landlord under any policy of rent insurance carried for the benefit of Landlord.

                  If Tenant  elects to  terminate  this Lease  pursuant  to this
Section 12.1, this Lease shall terminate fifteen (15) days after the date of notice, Tenant shall surrender possession to Landlord, and all accrued rights under this Lease shall survive termination.

                  12.2 Nonmajor Damage. Any other damage to the Facility from any casualty or risk which does not qualify as Major Damage, shall be deemed to be nonmajor. If Tenant does not elect to terminate this Lease under the Major Damage provision in Section 12.1, or if the damage is nonmajor, then Tenant shall, at its sole cost and expense, repair or rebuild the Facility to substantially the same condition as existed immediately prior to the damage, in accordance with applicable federal, state and local statutes, laws, ordinances and codes and sufficient to meet licensure requirements of the State of Kansas for assisted living facilities or nursing care facilities, as the case may be according to the actual use by Tenant. The restoration shall be commenced within ninety (90) days after settlement shall have been made with the insurance companies and the insurance monies shall have been turned over to the Insurance Trustee (as hereinafter defined) or Tenant, as the case may be, as provided in
Article XV hereof and the necessary governmental approvals shall have been obtained, and such work shall be completed as promptly as reasonably possible. Tenant shall also restore any damaged Leased Equipment.

                  The Insurance Trustee shall, provided this Lease shall then be in full force and effect, apply the net proceeds of any insurance to the payment of the cost of such repairing or rebuilding as the same progresses, payments to be made against properly certified vouchers of a competent architect in charge of the work who is selected by Tenant and approved by Landlord, which approval shall not be unreasonably withheld or delayed. The Insurance Trustee shall advance out of such insurance proceeds toward each payment, to be made by or on behalf of Tenant, an amount which shall bear the same proportion to such payment as the whole amount received by the Insurance Trustee shall bear to the total estimated cost of the repairing or rebuilding except, however, that the Insurance Trustee shall withhold from each amount so to be paid by it ten percent (10%) thereof until the work of repairing or rebuilding shall have been substantially completed, and proof furnished that no lien has attached or will attach to the Demised Premises in connection with such repairs or rebuilding. If the total estimated cost of the repairs or rebuilding shall exceed the amount of the net proceeds of such insurance received by the Insurance Trustee, the Insurance Trustee shall be entitled to require of Tenant that, before such repairing or rebuilding be commenced, the Insurance Trustee be secured by a surety bond or cash equal to the amount of the excess of such estimated cost over the net insurance proceeds as security for the due completion, within a reasonable time, of such repairs or rebuilding; and if Tenant makes a cash deposit as aforesaid, such cash deposit shall be deemed to be part of the net insurance proceeds for the purpose of this paragraph. The contract price fixed in Tenant's contract with the contractor who or which will perform such repairing or rebuilding shall be deemed to be the total estimated cost of such repairs or rebuilding for the purposes of this paragraph. If the insurance proceeds shall exceed the cost of such repairs or rebuilding, the balance remaining after payment of the cost of such repairs or rebuilding shall be paid over and belong to Tenant.

                  In the event Tenant is unable to use all or any part of the Facility while Tenant repairs or rebuilds same, then the Annual Rent shall be reduced and abated by a just, fair and equitable proportion of the Annual Rent payable according to the size, nature and extent of the property that is damaged, taking into account the practical and economic effect of the damage in question on the operation of the Demised Premises; provided, however, that there shall be no such abatement in the event Tenant has not maintained insurance in accordance with the provisions of Section 15.3. The abatement of the Annual Rent shall commence with the date of the damage and continue until the repairs are substantially completed. Other obligations of Tenant under this Lease shall not abate in any manner.

                                  ARTICLE XIII
                    LANDLORD'S REPRESENTATIONS AND WARRANTIES
                    -----------------------------------------

         Landlord and Jack West each hereby represents and warrants to Tenant as follows:

                  13.1 Organization and Standing of Landlord. Landlord is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Kansas. Copies of its articles of organization, operating agreement and all amendments thereto to date (collectively, the "Organizational Documents") have been delivered to Tenant, and are true, complete and correct. Landlord has the power and authority to own the property and assets now owned by it and to conduct the business presently being conducted by it and as currently proposed to be conducted.

                  13.2   Authority.   Landlord   has  the  full,   absolute  and
unrestricted right, power and authority to make, execute, deliver and perform this Lease, including all Schedules and Exhibits hereto, and the other instruments and documents required or contemplated hereby and thereby ("Landlord's Transaction Documents"). Such execution, delivery, performance and consummation have been duly authorized by all necessary action (partnership, corporate, limited liability company, trust or otherwise, as the case may be) on the part of Landlord, its managing member (as hereinafter defined) and members, and all consents of holders of indebtedness of Landlord have been obtained.

                  13.3 Binding Effect. This Lease constitutes the legal, valid and binding obligation of Landlord, enforceable against Landlord in accordance with its terms and each of Landlord's Transaction Documents executed by Landlord constitute the legal, valid and binding obligation of Landlord, enforceable against Landlord in accordance with their respective terms.

                  13.4 Absence of Conflicting Agreements. None of the execution or delivery of this Lease or any of Landlord Transaction Documents, the performance by Landlord of its obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, conflicts with, or constitutes a breach of or a default under (i) Landlord's Organizational Documents; or (ii) any applicable law, rule, judgment, order, writ, injunction, or decree of any court currently in effect; or (iii) any applicable rule or regulation of any administrative agency or other governmental authority currently in effect; or (iv) except as set forth on Schedule 13.4, any written or oral agreement, indenture, contract or instrument to which Landlord or any managing member thereof is now a party or by which any of them or the Demised Premises or Other Assets are bound. Said Schedule 13.4 shall be updated to the extent necessary on and as of the day preceding the Commencement Date.

                  13.5 Consents. Except as set forth on Schedule 13.5, no authorization, consent, approval, license, exemption by filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any other Person is or will be necessary in connection with Landlord's execution, delivery and performance of this Lease or any of Landlord Transaction Documents, or for the consummation of the transactions contemplated hereby or thereby. Said Schedule 13.5 shall be updated to the extent necessary on and as of the day preceding the Commencement Date.

                  13.6     Contracts.

                           (a)      Schedule  13.6  sets  forth a  complete  and
correct list of all agreements, contracts and commitments, whether written or oral, relating to the Facility, its operation or the Other Assets by which Landlord or the Demised Premises is bound (the "Contracts"). Landlord is not in default under any Contract, except any such default that, either individually or in the aggregate, would not have a Material Adverse Effect (as hereinafter defined), and there has not been asserted, either by or against Landlord under any Contract, any notice of default, set-off or claim of default which has not been cured. To the best knowledge of Landlord, after due inquiry, none of the other parties to the Contracts are affiliated with Landlord or are in default of any of their respective obligations under the Contracts, and there has not occurred any event which with the passage of time or the giving of notice (or both) would constitute a default or breach under any Contract. All amounts payable by Landlord under the Contracts are, or will at the Commencement Date, be on a current basis. Except as set forth on Schedule 13.6, the Contracts are assignable to Tenant without the consent of the remaining parties thereto and each of the Contracts can be terminated without penalty by Landlord upon sixty
(60) or less days notice. Said Schedule 13.6 shall be updated to the extent necessary on and as of the day preceding the Commencement Date.

                           (b)      Except as listed on Schedule 13.6,  Landlord
is not a party to or liable in connection with and has not granted any written or express, oral or implied:

                                    (i)     contract,  agreement  or  commitment
for the employment or retention of, or collective bargaining, severance or termination agreement with, any employee, consultant or agent or group of employees at the Demised Premises; or

                                    (ii)    profit   sharing,   thrift,   bonus,
incentive, deferred compensation, stock option, stock purchase, severance pay, pension, retirement, hospitalization, insurance or other similar plan, agreement or arrangement covering employees at the Demised Premises.

                                    (iii)   contract,  agreement  or  commitment
currently in effect for the sale of any of Landlord's assets, properties or rights outside its ordinary course of business (by sale of assets, sale of stock, merger or otherwise) or any part of the Demised Premises;

                                    (iv)    contract,  agreement or  arrangement
currently in effect which contains any provisions requiring Landlord to indemnify or act for, or guarantee the obligation of, any other person or entity;

                                    (v)     agreement  restricting Landlord from
conducting business anywhere in the world;

                                    (vi)    partnership    or   joint    venture
agreement or similar arrangement or agreement which is likely to involve a sharing of profits or future payments with respect to Landlord's business at the Facility or any portion thereof;

                                    (vii)   licensing,    distributor,   dealer,
franchise, sales or manufacturer's representative, agency or other similar contract, agreement, arrangement or commitment for the Facility which involves consideration of more than $10,000; or

                                    (viii)  agreement  not made in the  ordinary
and normal course of business of the Facility which involves consideration of more than $10,000.

                  13.7 Financial Statements. Attached hereto are Landlord's financial statements for the Demised Premises for (a) all of the calendar years ended on December 31, since the commencement of the occupancy and use of the Facility, (b) the calendar quarter ended March 31, 1996, and (c) the month ended May 31, 1996, certified as true and correct by a managing member of Landlord (the "Financial Statements"). The Financial Statements and the monthly financial statements to be provided pursuant to Section 17.2 hereof (including any related notes thereto) are true and correct in all material respects and present fairly the financial condition and results of operations of the Demised Premises as, at and for the periods therein specified and were prepared in accordance with generally accepted accounting principles (except for each variance therefrom that is specifically identified thereon) applied on a basis consistent with prior periods.

                  13.8 Material Changes. Except as listed on Schedule 13.8, since December 31, 1995, there has not been any material adverse change in the condition (financial or otherwise), of the assets, properties or operations of the Demised Premises, or any damage or destruction of the Demised Premises by fire or other casualty, whether or not covered by insurance, and Landlord has operated the Demised Premises only in the ordinary course of business. Landlord has identified and communicated to Tenant all material information with respect to any fact or condition that might have a Material Adverse Effect. Said
Schedule 13.8 shall be updated to the extent necessary on and as of the day preceding the Commencement Date.

                  13.9 Licenses; Permits. Schedule 13.9 sets forth a description of each license and all other governmental or other regulatory permits and approvals relating to the operation of the Demised Premises heretofore obtained and which is presently in effect (collectively, the "Licenses"). The Licenses constitute all of the licenses, permits, easements, rights or other authorizations of any Governmental Body or any other Person that are necessary for the current operation of the Demised Premises. Each License is final (the effectiveness of each not being subject to the satisfaction of any condition precedent), not subject to lapse, termination, revocation or expiration for failure to meet any conditions or requirements or otherwise, including without limitation the delivery of an unqualified certificate of need or similar certificate or document. Landlord has delivered to Tenant copies of all of the Licenses. Landlord owns, possesses or has the legal right to use the Licenses, free and clear of all liens, pledges, claims or other encumbrances of any nature whatsoever. Except as disclosed on Schedule 13.9, Landlord has not received any notice of any claim or default or any other claim or proceeding relating to any such License which has not been cured or any notice of any threatened termination, lapse or revocation of any License. Landlord is not in default under any License except any such default that, either individually or in the aggregate, would not have a Material Adverse Effect. The Demised Premises are fully and completely licensed by all appropriate authorities for Landlord to carry on the business presently conducted at the Demised Premises. No managing member, member, employee or former employee of Landlord, or immediate family member of any managing member or member, of Landlord, or any other person, firm or corporation owns or has any proprietary, financial or other interest, direct or indirect, in whole or in part in any such License owned, possessed or used in the operation of the Demised Premises as now operated. Said Schedule 13.9 shall be updated to the extent necessary on and as of the day preceding the Commencement Date.

                  13.10    Title, Condition of Personal Property.
                           --------------------------------------

                           (a)      Except for the security interests listed and
described on Schedule 13.10(a), Landlord has good title to all of the Leased Equipment, subject to no mortgage, security interest, pledge, lien, conditional sales agreement, lease, claim, encumbrance, easement, title exception or charge, or restraint on transfer whatsoever (collectively, "Lien"). No other person has any right to the use or possession of any of the Leased Equipment and, except as set forth on Schedule 13.10(a), no currently effective financing statement with respect to the Leased Equipment has been filed in any jurisdiction, and Landlord has not signed any such financing statement or any security agreement authorizing any secured party thereunder to file any such financing statement. During the five (5) year period preceding the date hereof, Landlord has conducted its business activities only under the corporate and/or trade name "The Homestead at Garden City." All of the Leased Equipment is in good operating condition and repair and is functioning in the manner and for the purpose for which it was intended and, to the best knowledge of Landlord, after due inquiry, is in compliance with (and the operation thereof is in compliance with) all applicable federal, state and local laws, rules and regulations, and is sufficient and suitable to enable Tenant to operate the Demised Premises in a normal and efficient manner. Said Schedule 13.10(a) shall be updated to the extent necessary on and as of the day preceding the Commencement Date.

                           (b)      Except  as set forth on  Schedule  13.10(b),
none of the property used by Landlord in connection with the operation of the Demised Premises is subject to a conditional sale, security interest or similar arrangement. Schedule 13.10(b) sets forth a complete and correct description of each of the Personal Property Leases relating to the Demised Premises as to which Landlord is a party (together with all modifications or amendments thereto), the annual rental and unexpired lease term thereby and all the information set forth thereon is complete, correct and accurate. True, correct and complete copies of each of said Personal Property Leases (together with all modifications or amendments thereto) have been delivered to Tenant. All of said Personal Property Leases are valid, binding and enforceable in accordance with their respective terms and are in full force and effect. Landlord is not in default under any such lease, the consequences of which, either in an individual case or in the aggregate, would have a Material Adverse Effect, and there has not been asserted, either by or against Landlord under any such lease, any notice of default, set-off, or claim of default. The parties to such leases other than Landlord are not in default of their respective obligations under any such lease, and there has not occurred any event which with the passage of time or giving of notice (or both) would constitute such a default or breach under any such lease. Except as otherwise set forth on
Schedule 13.10(b), each of said Personal Property Leases is assignable to Tenant without the consent of the lessor of such property. Said Schedule 13.10(b) shall be updated to the extent necessary on and as of the day preceding the Commencement Date.

                  13.11    Title, Condition of the Demised Premises.

                           (a)      Landlord  has good and  marketable  title to
the Demised Premises, insurable by any reputable, licensed title company selected by Tenant at regular rates, free and clear of all Liens of any kind whatsoever, other than those set forth on 13.11(a) (the "Permitted Exceptions"). Said Schedule 13.11(a) shall be updated to the extent necessary on and as of the day preceding the Commencement Date.

                           (b)      There are no leases or other  agreements  of
Landlord, as lessor, granting any third party the right to use or occupy any part of the Demised Premises (except the rights of the residents and patients of the Demised Premises) and no person, firm or entity other than Tenant has any ownership interest or option or right of first refusal to acquire any ownership interest in the Demised Premises or any building or improvements thereon.

                           (c)      All   buildings   and   other   improvements
comprising the Demised Premises (including all roads, parking areas, curbs, sidewalks, sewers and other utilities) have been completed and installed in accordance with applicable requirements of all governmental authorities having jurisdiction thereof. Such permanent certificates of occupancy and all other licenses, permits, authorizations and approvals required by all governmental authorities having jurisdiction and the requisite annual fire safety and life safety inspections as were required to be issued or conducted for the buildings and other improvements comprising the Demised Premises, have been issued, paid for and are in full force and effect.

                           (d)      To the  best of  Landlord's  knowledge,  the
maintenance, operations and use of the buildings and other improvements comprising the Demised Premises comply with and do not violate any zoning, building or similar law, ordinance, order or regulation or any certificate of occupancy issued for the Demised Premises; and no written notice of any failure to comply with or violation of any federal, state, county or municipal law, ordinance, order, regulation or requirement affecting the Demised Premises shall have been issued by any governmental authority or agency. To the best of Landlord's knowledge, there have been no changes to building, health or fire codes that would be applicable to the Demised Premises; no written notice of any changes to such building, health or fire codes have been issued by any governmental authority or agency; and there has been no change in the use of the Demised Premises that would have caused any modifications to have been made to the Demised Premises pursuant to any such building, health or fire codes.

                           (e)      To the best of Landlord's  knowledge,  there
is no plan, study or effort by any governmental authority or agency which in any way affects or would affect the present use or zoning of the Demised Premises or any part thereof; and no written notice of any such plan, study or effort have been issued by any governmental authority or agency. There are no assessments, except as set forth on Schedule 13.11(e), or, to the best of Landlord's knowledge, proposed or contemplated assessments, and there is no existing, or, to the best of Landlord's knowledge, proposed or contemplated plan to widen, modify or realign any street or highway, and there is no or existing, or, to the best of Landlord's knowledge, proposed or contemplated eminent domain proceedings that would affect the Demised Premises in any way whatsoever. Said Schedule 13.11(e) shall be updated to the extent necessary on and as of the day preceding the Commencement Date. No subdivision plan or plans (preliminary or otherwise) have been, or will be filed by Landlord, with respect to the Demised Premises. The Demised Premises are not located in areas designated by the Secretary of Housing and Urban Development or any other governmental authority or agency as having special flood or mud slide hazards.

                           (f)      The   buildings   and   other   improvements
comprising the Demised Premises and all of their systems, including without limitation, the heating, ventilation and air condition systems, and the plumbing, electrical, mechanical and drainage systems, and roof are in good operating condition, repair and working order, and have passed all previous safety and/or licensing inspections, and such systems are adequate and sufficient for use in connection with an assisted living facility, ordinary wear and tear expected.

                           (g)      There  is no  proceeding  pending  to  which
Landlord is a party relating to the assessed valuation of any portion of the Demised Premises and, except as set forth on Schedule 13.11(e), no assessment for public improvements has been made against the Demised Premises that remains unpaid.

                           (h)      All  public   utilities   required  for  the
operation of the Demised Premises either enter the Demised Premises through adjoining public streets, or if they pass through adjoining private land, do so in accordance with valid recorded easements held by Landlord which run for the benefit of the Land. The Demised Premises are adjacent to and have direct access to each abutting street located or identified on that certain survey of the Land, dated May 23, 1996, prepared by Matthews Land Surveys, Inc. as job no. 96-114. All streets adjoining or traversing the Demised Premises have been dedicated to and accepted by the local municipal authorities.

                           (i)      There  are  no   easements   traversing   or
contiguous to the Demised Premises which are not disclosed on any schedule to this Lease or on any title report delivered to Tenant, or which interfere with the intended use and operation of the Demised Premises.

                           (j)      All  certificates  of  occupancy  and  other
authorizations issued for the Demised Premises have been set forth on Schedule 13.11(j). Landlord has not received any notice of noncompliance from any governmental authority regarding any of the improvements constructed at the Demised Premises or the use or occupancy thereof. Said Schedule 13.11(j) shall be updated to the extent necessary on and as of the day preceding the Commencement Date.

                  13.12    Legal  Proceedings.   Other  than  as  set  forth  on
Schedule 13.12, there are no disputes, claims, actions, suits or proceedings, arbitrations or investigations, either administrative or judicial, pending, or, to the best knowledge of Landlord, after due inquiry, threatened or contemplated, and, to the best knowledge of Landlord, after due inquiry, there is no basis therefor, against or affecting the Demised Premises or Landlord's rights therein or ability to consummate the transactions contemplated hereby, at law or in equity or otherwise, before or by any court or governmental agency or body, domestic or foreign, or before an arbitrator of any kind. Landlord has not received any requests for information with respect to the transactions contemplated hereby from any governmental agency. Said Schedule 13.12 shall be updated to the extent necessary on and as of the day preceding the Commencement Date.

                  13.13 Employees. Schedule 13.13 contains a complete and correct list of the name, position, current rate of compensation and any vacation or holiday pay, sick pay, personal leave and any other compensation arrangements or fringe benefits, of each current employee, consultant and agent of Landlord (together with a description of any specific arrangements or rights concerning such persons) which are not reflected in any agreement or document referred to in Schedule 13.6. Except as disclosed in Schedule 13.13, Landlord currently has no, and has never had any, pension, profit sharing, bonus, incentive, welfare benefit, sick leave or sick pay or other plan applicable to any of the employees of the Demised Premises. Except as disclosed in Schedule 13.13, no such employee, consultant or commission agent has any vested or unvested retirement benefits or other termination benefits. Said Schedule 13.13 shall be updated to the extent necessary on and as of the day preceding the Commencement Date.

                  13.14 Collective Bargaining, Labor Contracts, Employment Practices, etc.

                  During the two (2) years prior to the Commencement Date, there has been no material adverse change in the relationship between Landlord and its employees nor any strike or labor disturbance by such employees affecting
Landlord's business and there is no indication that such a change, strike or labor disturbance is likely. Landlord's employees are not represented by any labor union or similar organization and Landlord has no reason to believe that there are pending or threatened any activities the purpose of which is to achieve such representation of all or some of Landlord's employees. There are no pending suits, actions or proceedings against Landlord relating to employees of Landlord, and Landlord does not know of any threats of strikes, work stoppages or pending grievances by any such employees. Except as set forth on Schedule 13.6, Landlord has no collective bargaining or other labor contracts, employment contracts, pension, profit-sharing, retirement, insurance, bonus, deferred compensation or other employee benefit plans, agreements or arrangements with respect to such employees. Landlord is in compliance with the requirements prescribed by all federal, state and local statutes, orders and governmental rules and regulations applicable to any of the employee benefit plans, agreements and arrangements identified on Schedule 13.13, including, without limitation, the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                  13.15 ERISA. Landlord does not maintain or make contributions to and has not at any time in the past maintained or made contributions to any employee benefit plan which is subject to the minimum funding standards of ERISA. Landlord does not maintain or make contributions to and has not at any time in the past maintained or made contributions to any multi-employer plan subject to the terms of the Multi-employer Pension Plan Amendment Act of 1980

(the "Multi-employer Act"). For the purposes of this Lease, "Company Group Member" shall mean Landlord, each Subsidiary of Landlord, and each of their respective predecessors and (a) each corporation that is or was at any time a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as Landlord or any Subsidiary of Landlord or any of their respective predecessors, (b) each trade or business, whether or not incorporated, that is or was at any time under common control (within the meaning of Section 414(c) of the Code) with Landlord or any Subsidiary of Landlord or any of their respective predecessors, and (c) each trade or business, whether or not incorporated, that is or was at any time a member of the same affiliated service group (within the meaning of Sections 414(m) and (o) of the Code) as Landlord or any Subsidiary of Landlord or any of their respective predecessors; provided, however, that the term "Company Group Member" shall not include any corporation or trade or business for any period during which the termination or withdrawal from any employee pension benefit plan (as defined in Section 3(2) of ERISA) by such person or trade or business could not subject Landlord or any Subsidiary of Landlord to any liability under the Code or ERISA. (For the purposes of this Lease, "Subsidiary" shall, with respect to any Person, mean any corporation in which the holders of more than 50% of the capital stock are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or persons performing similar functions) of such corporation and where such capital stock is at the time owned by such Person and/or one or more of its other Subsidiaries.

                  13.16 Insurance. Schedule 13.16 contains a true and correct list of: (a) all policies of fire, liability and other forms of insurance held or owned by Landlord or otherwise in force and providing coverage for the Demised Premises (including but not limited to medical malpractice insurance, and any state sponsored plan or program for worker's compensation); (b) all bonds, indemnity agreements and other agreements of suretyship made for or held by Landlord or otherwise in force and relating to the Demised Premises, including a brief description of the character of the bond or agreement and the name of the surety or indemnifying party. Schedule 13.16 sets forth for each such insurance policy the name of the insurer, the amount of coverage, the type of insurance, the policy number, the annual premium and a brief description of the nature of insurance included under each such policy and of any claims made thereunder during the past two years. Such policies are owned by and payable solely to Landlord and such policies or renewals or replacements thereof will be outstanding and in full force and effect at the Commencement Date. All insurance policies listed on Schedule 13.16 are in full force and effect, all premiums due on or before the Commencement Date have been or will be paid on or before the Commencement Date, Landlord has not been advised by any of its insurance carriers of an intention to terminate or modify any such policies, nor has Landlord failed to comply with any of the material conditions contained in any such policies. Said Schedule 13.16 shall be updated to the extent necessary on and as of the day preceding the Commencement Date.

                  13.17 Relationships. Except as disclosed on Schedule 13.17, Landlord has not and no managing member or member thereof or any member of such Person's immediate family has, or at any time within the last two (2) years has had, a material ownership interest or claim in any business, corporate or otherwise, that is a party to, or in any property that is the subject of, business relationships or arrangements of any kind relating to the operation of the Demised Premises or the operation of the Facility, by which Tenant or the Demised Premises will be bound after the Commencement Date. Said Schedule 13.17 shall be updated to the extent necessary on and as of the day preceding the Commencement Date.

                  13.18 Assets Comprising the Demised Premises. The Land, Leased Equipment, Contracts, Inventory, Licenses and Other Assets (collectively, the "Assets") listed on the Schedules to this Lease as owned by Landlord, represent all of the real and personal property, licenses, permits and authorizations, contracts, leases and other agreements that are necessary and material to the use and operation of the Demised Premises as now used or operated or the operation of the Facility.

                  13.19  Absence  of  Certain  Events.  Except  as set  forth on
Schedule 13.19, since the date of the Financial Statements, Landlord has not and from the date of the Financial Statements to the Commencement Date Landlord will not have (except for transactions directly with Tenant):

                           (a)      sold,  assigned  or  transferred  any of its
assets or properties, except in the ordinary course of business consistent with past practice;

                           (b)      mortgaged, pledged or subjected to any lien,
pledge, mortgage, security interest, conditional sales contract or other encumbrance of any nature whatsoever any of the Assets other than the liens, if any, of current taxes not yet due and payable;

                           (c)      made   or   suffered   any    amendment   or
termination of any contract, commitment, instrument or agreement materially relating to the Demised Premises;

                           (d)      except in the  ordinary  course of business,
consistent with past practice, or otherwise to comply with any applicable minimum wage law, increased the salaries or other compensation of any of its employees at the Demised Premises, or made any increase in, or any additions to, other benefits to which any of such employees may be entitled;

                           (e)      discharged   or   satisfied   any   lien  or
encumbrance, or paid any material liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any liabilities, the failure to pay or discharge which has caused or will cause any actual damage or risk of loss to Landlord or the Demised Premises;

                           (f)      changed  any  of the  accounting  principles
followed by it or the methods of applying such principles in any material respect;

                           (g)      made   or   suffered   any    amendment   or
termination of any material contract, commitment or agreement to which it is a party or by which it is bound, or cancelled, modified or waived any debts or claims held by it, other than in the ordinary course of business consistent with past practice, or waived any rights of substantial value, whether or not in the ordinary course of business; or

                           (h)      entered into any material  transaction other
than in the ordinary course of business consistent with past practice.

Said Schedule 13.19 shall be updated to the extent necessary on and as of the day preceding the Commencement Date.

                  13.20 Compliance with Laws. Landlord has not received any claim or notice that the Demised Premises are not in compliance with any applicable federal, state, local or other governmental laws or ordinances, or any applicable order, rule or regulation of any federal, state, local or other governmental agency.

                  13.21    Environmental Compliance.

                           (a)      At any time during  Landlord's  ownership of
the Demised Premises and, to the best of Landlord's knowledge, after due inquiry, prior to Landlord's ownership thereof:

                                    (i)     the  Demised  Premises  has not been
used for the disposal of any industrial refuse or waste, including but not limited to potentially infectious waste, blood- contaminated materials, or other wastes generated in the course of resident treatment (collectively, "Medical Waste"), or for the processing, manufacture, storage, handling, treatment or disposal of any hazardous or toxic substance, material or waste;

                                    (ii)    no   asbestos-containing   materials
have been used or disposed of in or on the Demised Premises or used in the construction of the Demised Premises;

                                    (iii)   no machinery,  equipment or fixtures
containing polychlorinated biphenyls ("PCBs") have been located on the Demised Premises;

                                    (iv)    no  storage   tanks  for   gasoline,
petroleum, or any other substance have been located on the Demised Premises;

                                    (v)     no toxic or hazardous  substances or
materials have been located on the Demised Premises, which substances or materials, if found in or on the Demised Premises, would subject the owner or occupant of the Demised Premises to damages, penalties, liabilities or an obligation to remove such substances or materials under any applicable federal, state or local law, regulation or ordinance; and

                                    (vi)    no   written    notice    from   any
governmental body has ever been served upon Landlord, or any of its agents or representatives, or upon any prior owner of the Demised Premises, claiming any violation of any federal, state or local law, regulation or ordinance concerning the generation, handling, storage, or disposal of Medical Waste, or the environmental state, condition, or quality of the Demised Premises, or requiring or calling attention to the need for any work, repairs, or demolition, on or in connection with the Demised

Premises in order to comply with any law, regulation or ordinance concerning the environmental or healthful state, condition or quality of the Demised Premises.

                  Schedule 13.21 lists all reports of healthcare and environmental agencies received by Landlord during the last five (5) years from any supervisory governmental authority with respect to the operations of the Demised Premises. Said Schedule 13.21 shall be updated to the extent necessary on and as of the day preceding the Commencement Date. Landlord has delivered copies of each such report to Tenant.

                           (b)      To the best knowledge of Landlord, after due
inquiry, at all times Landlord has complied, and is complying in all respects with all environmental and related laws, ordinances and governmental rules and regulations applicable to Landlord or to the Demised Premises, including, but not limited to, the Resource Conservation and Recovery Act of 1976, as amended, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, the Federal Water Pollution Control Act, as amended by the Clean Water Act, and subsequent amendments, the Federal Toxic Substances Control Act, as amended, and all other federal, state and local laws, regulations and ordinances with respect to the protection of the environment (collectively, "Environmental Laws"). The foregoing representation and warranty applies to all aspects of the operation of the Demised Premises, including, but not limited to, the use, handling, treatment, storage, transportation and disposal of any hazardous, toxic or infectious waste, material or substance (including Medical Waste) and petroleum products, material or waste whether performed on any of Landlord's properties or at any other location.

                  13.22 Tax Returns. Landlord has filed all federal, state, county and local income, excise, real property and other tax returns and abandoned facility reports (if any) to date that are due and required to be filed by it, and there are no claims, liens, or judgments for taxes due from Landlord affecting the Demised Premises or any of the Leased Equipment, and no basis for any such claim, lien, or judgment exists.

                  13.23 Encumbrances Created by this Agreement. Neither the execution and delivery of this Lease or the performance of any of the transaction documents contemplated hereby, nor the consummation of the transactions contemplated hereby or thereby, will create any Lien on any of the Leased Equipment or Other Assets in favor of any Person.

                  13.24  Residents.  The rent roll  attached  hereto as Schedule
13.24 is a true and complete listing, as of the date hereof, of the names of all residents of the Demised Premises, and the information set forth thereon, including without limitation the rental amounts payable by said residents under their respective contracts or agreements with Landlord regarding their residency at the Demised Premises and the length of the term of such resident contracts or agreements, is true, correct and complete. Said Schedule 13.24 shall be updated to the extent necessary on and as of the day preceding the Commencement Date.

                  13.25 Zoning. Except as set forth in Schedule 13.25, there exists no judicial, quasi-judicial, administrative or other proceeding which might adversely affect the validity of the current zoning of the Land and Leased Improvements, nor to the best of Landlord's knowledge, after due inquiry, is there any threatened action or proceeding which could result in the modification and termination of any such zoning. Said Schedule
13.25 shall be updated to the extent necessary on and as of the day preceding the Commencement Date.

                  13.26 Leases. Schedule 13.26 contains an (a) accurate and complete list of each lease, and all Amendments thereto, of Personal Property (collectively, the "Personal Property Leases") to which Landlord or the Demised Premises is a party or by which Landlord or the Demised Premises is bound or which were assigned or transferred to Landlord in connection with the Demised Premises and (b) a list of all contracts providing for the installation or maintenance of equipment purchased or leased by Landlord relating to the Demised Premises or the operation of the Facility. Said Schedule 13.26 shall be updated to the extent necessary on and as of the day preceding the Commencement Date.

                  13.27 Care of Residents; Deficiencies; Licensed Bed and Rate Schedule.

                           (a)      Landlord has cared for the residents located
at any time at the Demised Premises in accordance with recognized standards pertaining to assisted living facilities. Landlord does not have any agreements with any of the residents at the Demised Premises which have been prepaid for more than one month.

                           (b)      Schedule  13.27(b)  sets  forth  a true  and
complete list of all violations and deficiencies found or alleged by any governmental authority with respect to the Facility or Landlord within the past three (3) years. All such violations and deficiencies have been fully remedied by Landlord or withdrawn by the applicable governmental authority. No violations or deficiencies found or alleged by any governmental authority with respect to the Facility or Landlord (whether or not listed in Schedule 13.27 (b)) will, individually or in the aggregate, result in any Adverse Effect or adversely effect Tenant, or its operation of the Demised Premises after the Commencement Date or any of the transactions contemplated hereby (including, without limitation, any adverse effect upon any application for Tenant's operation of the Demised Premises). Said Schedule 13.27(b) shall be updated to the extent necessary on and as of the day preceding the Commencement Date.

                           (c)      Schedule  13.27(c) sets forth (i) the number
of licensed assisted living beds at the Demised Premises, (ii) the current rates charged by the Demised Premises to its residents and (iii) the number of beds or units presently occupied in, and the occupancy percentage at, the Demised Premises, including the current rates charged by the Demised Premises for each such occupied bed or unit, and the information set forth thereon is complete and correct in all material respects. Said Schedule 13.27(c) shall be updated to the extent necessary on and as of the day preceding the Commencement Date.

                  13.28 Books and Records. The books and records of the Demised Premises set forth in all material respects all transactions affecting the Demised Premises, and such books and records have been properly kept and maintained in a manner consistent with sound business practice and are complete and correct in all material respects.

                  13.29 Intellectual Property. Schedule 13.29 sets forth a list of all patents, copyrights, trademarks, software and computer programs, corporate names and other intellectual property rights, including the names "Homestead of Garden City" and all derivations and variations thereof and any other tradenames used in connection with the operation of the Demised Premises (collectively, the "Intellectual Property") used by Landlord in connection with the Demised Premises. Said Schedule 13.29 shall be updated to the extent necessary on and as of the day preceding the Commencement Date.

                  13.30 No Misstatements or Omissions. None of the documents, certificates, instruments or information furnished or to be furnished by Landlord to Tenant or any of Tenant's representatives is or will be false or misleading as to any material fact or omits or will omit to state a material fact necessary to make any of the statements contained therein not misleading. Landlord has provided to Tenant all material information related to the Leased Equipment, the Other Assets and the Demised Premises.

                  13.31 Bankruptcy. No insolvency proceeding of any character, including, without limitation, bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary, affecting Landlord (other than as a creditor) or the Demised Premises or any of the Leased Equipment or Other Assets are pending or are being contemplated by Landlord, or are, to the best knowledge of Landlord, after due inquiry, being threatened against Landlord by any other person, and Landlord has not made any assignment for the benefit of creditors or taken any action in contemplation of or which would constitute the basis for the institution of such insolvency proceedings.


                                   ARTICLE XIV
               TENANT'S REPRESENTATIONS, WARRANTIES AND COVENANTS
               --------------------------------------------------

         Tenant represents and warrants to Landlord, and covenants, as follows:

                  14.1 Organization and Standing of Tenant. Tenant is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Copies of its Articles of Incorporation and By-laws and all amendments thereof to date, have been delivered to Landlord, and are complete and correct. Tenant has the power and authority to own the property and assets now owned by it and to conduct the business presently being conducted by it.

                  14.2 Authority. Tenant has the full, absolute and unrestricted right, power and authority to make, execute, deliver and perform this Lease including all Schedules and Exhibits hereto, and the other instruments and documents required or contemplated hereby and thereby. Upon obtaining the consents and approvals described in Section 19.5, such execution, delivery, performance and consummation shall have been duly authorized by all necessary action, corporate or otherwise, on the part of Tenant, its directors and shareholders and all consents of holders of indebtedness of Tenant shall have been obtained.

                  14.3 Binding Effect. This Lease and all related transaction documents executed by Tenant constitute the legal, valid and binding obligation of Tenant, enforceable against Tenant in accordance with their respective terms.

                  14.4 Absence of Conflicting Agreements. Neither the execution or delivery of this Lease or any of the transaction documents related hereto by Tenant nor the performance by Tenant of the transactions contemplated hereby and thereby, conflicts with, or constitutes a breach of or a default under (i) Tenant's articles of incorporation or by-laws; or (ii) any applicable law, rule, judgment, order, writ, injunction, or decree of any court, currently in effect; or (iii) any applicable rule or regulation of any administrative agency or other governmental authority currently in effect; or (iv) except as set forth on 14.4, any written or oral agreement, indenture, contract or instrument to which Tenant or any shareholder thereof is now a party. Said Schedule 14.4 shall be updated to the extent necessary on and as of the day preceding the Commencement Date.

                  14.5 Statement of Operations. Tenant shall furnish to Landlord a statement of operations for the Demised Premises within ninety (90) days after the close of each fiscal year of the Demised Premises. Each statement of operations shall include occupancy statistics and a statement of income and expenses for the Demised Premises for the period which it covers, and shall be certified by an officer of Tenant.


                                   ARTICLE XV
                   INSURANCE, SUBROGATION AND INDEMNIFICATION
                   ------------------------------------------

                  15.1 Comprehensive General Liability and Professional Insurance to be Carried by Tenant. Tenant before occupying the Demised Premises, at its sole cost and expense, shall cause to be issued and kept in force during the Lease Term, a policy or policies of comprehensive general liability and professional liability insurance, including general liability and property damage  and  including  contractual  liability  under  Tenant's  indemnification obligations in this Article, by the terms of which Tenant shall be insured against claims for bodily injury, death and property damage as a result of an occurrence on the Demised Premises, with minimum combined single limits of One Million Dollars ($1,000,000) per occurrence and Three Million Dollars ($3,000,000) per property, with a Two Million Dollar ($2,000,000) umbrella policy. Landlord shall be named as an additional insured or a loss payee, as applicable, under such policy or policies of insurance. Tenant shall remain liable to Landlord for any deficiency should such insurance under this Section
15.1 be insufficient to satisfy the liability of Tenant under Section 15.4.

                  15.2 Certificate of Insurance. Tenant, at its sole cost and expense, shall carry all insurance required by this Article XV with a financially sound and reputable insurer qualified to do business in the State of Kansas, and Tenant shall cause each policy of insurance procured by it and required by this Article to be endorsed to provide that each insurer shall have the right to change or cancel the policy only after giving every insured party thereunder thirty (30) days prior written notice by certified mail, return receipt requested, of the insurer's intention to cancel or change the policy. All insurance required to be carried by Tenant pursuant to the terms of this Lease shall be effected under valid and enforceable policies issued by insurers rated in Best's Insurance Guide, or any successor thereto (or if there be none, an organization having a national reputation) as having a general policyholder rating of not less than "B+".

                  At Landlord's request, Tenant, at its sole cost and expense, before commencement of the Lease Term and upon each renewal of such insurance, shall deliver to and deposit with Landlord certificates of insurance evidencing each policy required by this Article. Upon request of Landlord, Tenant will furnish or cause to be furnished to Landlord from time to time, a summary of the insurance covering required by this Article XV in form and substance reasonably acceptable to Landlord.

                  A party's obligation to carry the insurance provided herein may be brought within the coverage of a so-called "blanket policy" or policies of the insurance carrier maintained by such party or its affiliated business organizations. However, the other party to this Lease must be named as an additional insured thereunder as its interest may appear; and the requirements set forth herein must be otherwise satisfied.

                  15.3 Other Coverage. Tenant, at its sole cost and expense, shall carry and maintain throughout the Lease Term insurance for the benefit of Landlord and Landlord's first fee mortgagee in such amount as shall be necessary to provide coverage for loss of Annual Rent during the first twelve (12) months during reconstruction following any damage or destruction of the Demised Premises. Tenant, at its sole cost and expense, shall also carry and maintain throughout the Lease Term insurance in a reasonable amount to provide coverage for loss or damage to or from explosion of steam boilers, pressure vessels or similar apparatus; and workers compensation and employer's liability insurance with a limit of not less than the amount required by applicable state statute.

                  15.4 Indemnification of Landlord. Tenant assumes all risk and responsibility for injury or death to persons and damage to property (damages to the Demised Premises being waived to the extent of insurance proceeds paid to or on behalf of Landlord) arising out of or in any way connected with or related to Tenant's use and control of the Demised Premises (including matters relating to Tenant's repair and/or alteration of the Demised Premises) and Tenant shall defend, indemnify and hold harmless Landlord, its partners, officers, directors, managing member, members and shareholders (collectively, the "Indemnified Parties"), from and against any and all claims, losses, liabilities, actions, proceedings and expenses (including reasonable attorneys' fees) imposed upon, incurred by or asserted against any of the Indemnified Parties by reason of, arising out of or in any way connected with Tenant's use or operation of the Demised Premises or Other Assets, except to the extent such claims, losses, liabilities, actions, proceedings and expenses (including attorneys' fees) arise out of Landlord's negligence, willful misconduct or breach of this Lease. Tenant shall at all times indemnify and hold harmless Landlord, its officers, directors, managing member, members and shareholders, from and against any and all claims, losses, liabilities, actions, proceedings and expenses (including reasonable attorneys' fees) arising out of any inaccuracy in any representation or breach of any warranty set forth in Article XIV hereof. The provisions of this Section 15.4 shall survive the termination or expiration of this Lease.

                  15.5 Indemnification of Tenant. Landlord and Jack West shall at all times jointly and severally defend, indemnify and hold harmless Tenant, its officers, directors and shareholders (collectively, the "Tenant Indemnified Parties"), from and against any and all claims, losses, liabilities, actions, proceedings and expenses (including reasonable attorneys' fees) imposed upon, incurred by or asserted against any of the Tenant Indemnified Parties by reason of, arising out of or in any way connected with Landlord's use, ownership or operation of the Demised Premises prior to the Commencement Date, except to the extent such claims, losses, liabilities, actions, proceedings and expenses (including reasonable attorney's fees) arise out of Tenants' negligence, willful misconduct or breach of this Lease. Landlord and Jack West shall at all times jointly and severally defend, indemnify and hold harmless the Tenant Indemnified Parties from and against any and all claims, losses, liabilities, actions, proceedings and expenses (including reasonable attorneys' fees) arising out of any inaccuracy in any representation or breach of any warranty set forth in
Article XIII hereof. The provisions of this Section 15.5 shall survive the termination or expiration of this Lease.

                  15.6 Fire, Extended Coverage and Additional Perils Insurance. Tenant, at its sole cost and expense, shall cause to be issued and kept in force during the Lease Term, a policy or policies of fire, extended coverage and all risks insurance by which Landlord and Tenant shall be insured against loss and damage by fire, lightning, windstorm, hail and sprinkler damage, resulting from damage to or destruction of the improvements, including equipment, fixtures, furnishings and other personal property used in connection with the Demised Premises and the Leased Equipment, if any, for its full replacement value (exclusive of Land), less cost of excavation, foundation and footings, by policies containing an agreed amount endorsement, demolition coverage (XCU coverage) and ordinance or law coverage, such policy or policies to be written on a replacement cost basis. Notwithstanding anything to the contrary, Landlord shall at all times be entitled to insurance in an amount sufficient to avoid being a coinsurer. All such insurance shall be carried in favor of Landlord and Landlord's first fee mortgagee as their interest(s) may appear. Such insurance may also be carried in favor of Tenant and the holder(s) of any leasehold mortgages on this Lease, as their interests may appear; provided, however, that any such policy shall effectively provide, if such provision be obtainable, that Landlord's interest therein shall not be subject to cancellation by reason of any act or omission of Tenant or any leasehold mortgagee. Notwithstanding anything in this Lease to the contrary, all such fire and extended coverage and other insurance policies covering damage to or destruction of buildings and improvements on the Demised Premises shall effectively provide that any loss payable thereunder shall be adjusted solely by Tenant and the leasehold mortgagee(s), and that the proceeds of such insurance shall be payable to Tenant, however, if in excess of One Hundred Thousand Dollars ($100,000), shall be paid to and deposited with Landlord's first fee mortgagee, provided such mortgagee is a bank, savings bank or trust company whose deposits are insured by the FDIC, or insurance company, pension fund, credit company or real estate investment trust, and such mortgagee has resources in excess of $100,000,000 (an "Institutional Lender"), and if not then said proceeds shall be paid to and deposited with any Institutional Lender of Tenant's selection, as insurance trustee (the "Insurance Trustee"), which shall hold, apply and make available the proceeds of such insurance as hereinafter provided in this Lease.

                  15.7 Waiver of Subrogation. Each party to this Lease releases the other party (which term as used in this Section includes the employees, agents, officers, managing member, members and directors of the other party) from all liability, whether for negligence or otherwise, in connection with loss covered by any fire and/or extended coverage insurance policies, which the releasor carries with respect to the Demised Premises, or any interest or property therein or thereon (whether or not such insurance is required to be carried under this Lease), but only to the extent that such loss is collected under said fire and/or extended coverage insurance policies. Such release is also conditioned upon the inclusion in the policy or policies of a provision whereby any such release shall not adversely affect said policies, or prejudice any right of the releasor to recover thereunder. Each party agrees that its insurance policies aforesaid will include such a provision so long as the same shall be obtainable without extra cost, or if extra cost shall be charged therefor, so long as the party for whose benefit the clause or endorsement is obtained shall pay such extra cost. If extra cost shall be chargeable therefor, each party shall advise the other of the amount of the extra cost, and the other party at its election, may pay the same, but shall not be obligated to do so.


                                   ARTICLE XVI
                                   ARBITRATION
                                   -----------

         If any controversy should arise between the parties in the performance, interpretation or application of this Lease involving any matter, either party may serve upon the other a written notice stating that such party desires to have the controversy resolved by an arbitrator. If the parties cannot agree within fifteen (15) days from the service of such notice upon the selection of such arbitrator, an arbitrator shall be selected or designated by the American Arbitration Association upon written request of either party hereto. Arbitration of such controversy, disagreement, or dispute shall be conducted in accordance with the Commercial Arbitration Rules then in force of the American Arbitration Association and the decision and award of the arbitrator so selected shall be binding upon Landlord and Tenant. The arbitration will be held in Dallas, Texas.

         As a condition precedent to the appointment of any arbitrator, in any non-monetary dispute, both parties shall be required to make a good faith effort to resolve the controversy, which effort shall continue for a period of thirty
(30) days prior to any demand for arbitration. The cost of any such arbitration shall be shared equally by the parties. Each party shall pay its own costs incurred as a result of its participation in any such arbitration.

         If the issue to be arbitrated is Landlord's or Tenant's alleged breach of this Lease and as a result thereof, Landlord or Tenant has the right to terminate this Lease, Tenant shall continue to lease the Demised Premises pending the outcome of such arbitration, provided Landlord or Tenant may elect to proceed without arbitration under its other remedies in this Lease.

                                  ARTICLE XVII
                          CERTAIN COVENANTS OF LANDLORD
                          -----------------------------

                  17.1     Covenant Not-To-Compete.

                           (a)      For a  period  of five  (5)  years  from and
after the Commencement Date neither Landlord nor any corporation, partnership or other business entity or person controlling, controlled by or under common control with Landlord ("Restricted Party"), shall, directly or indirectly, operate, manage, own, control, finance or provide financing for, be a consultant for or enter into a service contract with, any nursing home, hospital or licensed health care facility or other person or entity of any type, licensed or unlicensed, existing or to be constructed that provides assisted living care, nursing home care or any other senior housing, or any entity existing or to be formed that competes in any way with the Demised Premises (any such person or entity being herein referred to as an "Operator"), that provides nursing home care, assisted living care or senior housing, and which facility is located within twenty-five (25) miles from the exterior boundaries of the Land.

                           (b)      From and after  the  Commencement  Date,  no
Restricted Party shall disclose, directly or indirectly, to any person outside of Tenant's employ without the express authorization of Tenant, any resident lists, pricing strategies, resident files and records, proprietary data or trade secrets relating to the Demised Premises or any financial or other information about the Demised Premises not then in the public domain.

                           (c)      For a  period  of five  (5)  years  from and
after the Commencement Date, no Restricted Party shall solicit any of the physicians, customers, vendors, suppliers, associates, employees, independent contractors, residents or families of residents admitted to, or employed at the Demised Premises prior to the Commencement Date, or by the Facility or by Tenant, to take any action or to refrain from taking any action or inaction that would be disadvantageous to Tenant or the Facility, including (but not limited to) the solicitation of their respective physicians, suppliers, customers, vendors, associates, employees, independent contractors, residents or families of residents to cease doing business, or their association or employment with the Facility or Tenant.

                           (d)      The Restricted Parties  acknowledge that the
restrictions contained in this Section 17.1 are reasonable and necessary to protect the legitimate business interests of Tenant and that any violation thereof by any of them would result in irreparable harm to Tenant. Accordingly, the Restricted Parties agree that upon the violation by any of them of any of the restrictions contained in this Section 17.1, Tenant shall be entitled to obtain from any court of competent jurisdiction a preliminary and permanent injunction as well as any other relief provided at law, equity, under this Lease or otherwise. In the event any of the foregoing restrictions are adjudged unreasonable in any proceeding, then the parties agree that the period of time or the scope of such restrictions (or both) shall be adjusted to such a manner or for such a time (or both) as is adjudged to be reasonable.

                           Notwithstanding  the foregoing,  for purposes of this
Section 17.1, any advertisement prepared for and disseminated to the public in general, which advertises the services of any facility of Landlord not otherwise in violation of this Section 17.1 or advertises the need for services to be supplied to such a Demised Premises, shall not be deemed to be an inducement or solicitation with respect to any such residents, physicians, suppliers or independent contractors.

                  17.2 Pre-Commencement Date Financial Statements. From the date hereof through the Commencement Date, Landlord shall provide Tenant, within thirty (30) days after the end of each month, with monthly financial statements of the Demised Premises, certified by a managing member of Landlord and prepared in accordance with generally accepted accounting principles consistently applied.


                                  ARTICLE XVIII
                            MISCELLANEOUS PROVISIONS
                            ------------------------

                  18.1 Notices. All notices, requests, demand or other communications required or permitted under this Lease shall be in writing and shall be either personally delivered evidenced by a signed receipt, transmitted by United States certified mail, return receipt requested, postage prepaid, or by a nationally recognized overnight delivery service, addressed as follows:

                  If to Landlord:     c/o The Homestead Company, L.C.
                                      155 North Market, Suite 910
                                      Wichita, Kansas 67202
                                      Attention:  Mr. Jack West

                  Copy to:            Foulston & Siefkin, L.L.P.
                                      700 Fourth Financial Center
                                      Wichita, Kansas 67202
                                      Attention:  Gary E. Knight, Esq.

                  If to Tenant:       c/o Integrated Living Communities, Inc.
                                      10065 Red Run Boulevard
                                      Owings Mills, Maryland 21117
                                      Attention: Mr. Ed Komp

                  Copies to:          Integrated Living Communities, Inc.
                                      10065 Red Run Boulevard
                                      Owings Mills, Maryland 21117
                                      Attention:  Marshall A. Elkins, Esq.

                                      and

                                 Blass & Driggs
                                 461 Fifth Avenue
                                 New York, New York 10017
                                 Attention:  Michael S. Blass, Esq.

                  All notices, requests, demands and other communications shall be effective (i) upon personal delivery evidenced by a signed receipt, (ii) upon five (5) calendar days after being deposited in the United States mail or (iii) on the next business day following timely deposit with a nationally recognized overnight delivery service, whichever occurs first. The time period in which a response to any such notice, request, demand or other communication must be given, however, shall commence to run from (i) the date of personal delivery evidenced by a signed receipt, (ii) the date of receipt on the return receipt of the notice, request, demand or other communication; provided, however, that if a party refuses delivery of any such notice, request, demand or other communication sent by certified mail, or fails or neglects, without reasonable cause, to accept delivery after three (3) attempts to so deliver by postal authorities, it shall be deemed received on the date of its last being deposited in the United States mail, or (iii) the date of delivery by a nationally recognized overnight delivery service. The parties hereto shall have the right, at any time and from time to time during the Lease Term to change their respective addresses for notices by giving the other party hereto written notice thereof.

                  18.2 Understanding and Agreements. This Lease constitutes the entire understanding and agreements of whatsoever nature or kind existing between the parties with respect to Tenant's lease of the Demised Premises and Other Assets from Landlord.

                  18.3 Amendment. This Lease may be amended at any time and from time to time; provided, however, that no amendment to this Lease shall be legally enforceable against Landlord or Tenant unless it is in writing, executed and acknowledged by both Landlord and Tenant.

                  18.4     Construction.   This  Lease  shall  be  construed  in
accordance with the laws of the State of Kansas.

                  18.5 Specific Performance. Landlord and Tenant for themselves and for each person, business organization, association and corporation claiming by, under or through either Landlord or Tenant, stipulate that both Landlord and Tenant shall have the remedy of specific performance against the other.

                  Landlord and Tenant, for themselves and for each person, business organization, association and corporation claiming by, under or through either Landlord or Tenant, knowingly and voluntarily waive their rights to allege or assert in or in any and all claims or counts for specific performance arising out of or in any way connected with this Lease the defense that the other party has an adequate remedy at law.

                  18.6 Binding Effect on Successors. Except as otherwise provided for herein, Landlord and Tenant expressly agree that, subject to the terms of this Lease, all terms and conditions of this Lease shall extend to and be binding upon or inure to the benefit of the heirs, executors, administrators, personal representative, assigns and successors in interest of both the respective parties hereto.

                  18.7 Lease (Short Form). Landlord and Tenant shall execute and deliver to each other an instrument, recordable in form setting forth the term and such other information (other than rent) as may be necessary to constitute a "short form lease" for recording purposes immediately upon execution of this Lease. Any party, at its expense, shall have the right to record such short form lease for the purpose of giving notice of Tenant's interest in the Demised Premises. This Lease shall not be recorded.

                  18.8 Reading and Receipt of this Lease. Landlord and Tenant stipulate that each has read and understands the conditions in this Lease and by their respective signatures below acknowledge the receipt of an executed copy of this Lease.

                  18.9 Prohibition of Mechanics Liens. Nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, expressed or implied, by inference or otherwise, to any contractor, subcontractor, laborer, or materialman for the performance of any labor or the furnishing of any materials for any specific improvements, alteration to, or repair of the Demised Premises or any part thereof, nor as giving Tenant any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any lien against the Demised Premises or any part thereof.

                  18.10 Brokerage or Agents Fees. Landlord and Tenant represent to each other that it has dealt with no broker in connection with this Lease or the transactions contemplated hereby other than Southwest Retirement Properties (the "Broker"), and Tenant shall pay any compensation, commissions or fees earned by the Broker. Except for the fees payable to the Broker in connection with this transaction, which fees are the sole responsibility of Tenant, each party agrees to indemnify and hold the other harmless, including reasonable attorney's fees, from all claims or actions brought by any broker or agent claiming to represent the indemnifying party in this transaction for fees or commissions.

                  18.11 Captions and Indexes. Article or Section titles, captions or indexes, contained in this Lease are inserted only as a matter of convenience and reference, and in no way define, limit, extend or describe the scope of this Lease, or the intent of any provision hereof.

                  18.12 Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons may require.

                  18.13 Drafting of this Lease. Landlord and Tenant have been represented by attorneys in the negotiation and drafting of this Lease and all of the parties to this Lease have influenced the language of this Lease. Therefore, this Lease shall not be construed against any party to this Lease by reason of drafting authorship.

                  18.14 Counterparts. This Lease may be executed in several counterparts, each of which shall be deemed an original, and all of which shall together constitute one and the same instrument.

                  18.15 Quiet Enjoyment. Landlord covenants that Tenant, paying the said rental and performing the covenants and conditions in this Lease contained, shall and may peaceably and quietly have, hold and enjoy the Demised Premises and all rights of Tenant hereunder for the Lease Term, without any manner of hindrance or molestation whatsoever from anyone claiming by, through or under Landlord.


                                   ARTICLE XIX
                   CONDITIONS PRECEDENT TO LEASE COMMENCEMENT
                   ------------------------------------------

         Unless waived by Tenant in writing, neither the Lease Term nor Tenant's obligations under this Lease shall commence unless and until each and every one of the following conditions has been satisfied or fulfilled.

                  19.1     Representations and Warranties.

                           Each of the representations and warranties  contained
in this Lease and on any Schedule (as originally annexed to this Lease), list, certificate or other document delivered pursuant to the provisions hereto or in any other document or instrument delivered in connection herewith made by or on behalf of Landlord and/or Jack West shall be true and correct in all material respects at and as of the time made and on and as of the Commencement Date as though such representations and warranties were made at and as of such time, except to the extent affected by the transactions herein contemplated.

                  19.2     Performance of Covenants; No Default.

                           Landlord  shall have  performed  or  complied  in all
material respects with each of its agreements and covenants under this Lease and under all documents and instruments delivered in connection herewith required to be performed or complied with by it prior to or at the Commencement Date of the Lease Term. No default shall exist nor any condition or event that, constitutes a "default" (as defined in Article XI of this Lease), or, with notice or lapse of time or both, would constitute a default on the part of Landlord.

                  19.3     Delivery of Certificate.

                           Landlord  shall have executed and delivered to Tenant
a certificate signed by a duly authorized managing member of Landlord dated the Commencement Date upon which Tenant may rely, certifying that the statements made in Sections 19.1 and 19.2, are true, correct and complete as of the Commencement Date.

                  19.4 Legal Matters. No suit, action, investigation, or legal or administrative proceeding shall have been brought or shall have been threatened by any person that questions the validity or legality of this Lease or the transactions contemplated hereby.

                  19.5     Approvals.

                           (a)      The  consent  or  approval  of  all  persons
necessary  for  the  consummation  of  the  transactions   contemplated   hereby
including, without limitation, all governmental, regulatory and other such agencies, shall have been granted, including without limitation, the consents and approvals set forth on Schedule 13.5 and any tax clearance or similar approval and all licenses, certificates of need and other permits (including without limitation the "Licenses") necessary for Tenant to lease and operate the Facility shall have been issued, in Tenant's name, and the effectiveness of each of the same shall not be subject to the satisfaction of any conditions pecedent;

                           (b)      The  consent  of the Board of  Directors  of
Tenant; and

                           (c)      None of the foregoing  consents or approvals
(i) shall have been conditioned upon the modification, cancellation or termination of any material lease, contract, commitment, agreement, license, easement, right or other authorization with respect to the Facility, or (ii) shall impose on Tenant any material condition or provision or requirement with respect to the Facility or its operation that is more restrictive than or different from the conditions imposed upon such operation prior to the commencement of this Lease.

                  19.6  Material  Adverse  Change.  Since the date of this Lease there shall not have been any material adverse change to (a) the assets, business, operations, properties, condition (financial or otherwise) or reasonably foreseeable prospects of Landlord, (b) the ability of Landlord to perform all or any part of its obligations under this Lease or any document or agreement contemplated hereby, (c) the Demised Premises or Other Assets or (d) the operation of the Facility.

                  19.7 Authorization Documents. Tenant shall have received appropriate authorizing documents and the Organizational Documents with respect to Landlord, certified in a manner reasonably acceptable to Tenant including without limitation, a certificate of the "managing member" (as defined in the Organizational Documents) of Landlord certifying the authorization of Landlord's execution and full performance of each of this Lease and all documents and agreements executed by Landlord in connection herewith, the Organizational Documents of Landlord and the incumbency of the managing member of Landlord.

                  19.8 COBRA. Landlord shall have, and shall have caused all concerned benefits plan administrators to have, given all notices, made all offers, paid and collected all premiums, obtained all group health plan coverage, and performed all other actions mandated by Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA"), and which is required to be given, made, paid, obtained, and performed as a result of the commencement of the Term under this Lease. Any amounts under COBRA or similar state or federal law or regulation which becomes a liability to Tenant after commencement of this Lease but which relates to any period of time in which Landlord had possession of the Facility shall be paid by Landlord upon demand after the commencement of this Lease.

                  19.9 Environmental Compliance. Tenant shall have received, at its own expense, a written report in form and substance acceptable to Tenant, from a qualified geotechnical or engineering firm of Tenant's choice, concerning the presence of hazardous substances, asbestos or asbestos-containing products, radon and/or ureaformaldehyde insulation on or in the Facility. Such report shall disclose at a minimum: (1) the results of a review of prior uses of the Land disclosed by local public records; (2) contacts with local officials to determine whether any records exist with respect to the disposal of hazardous substances at the Land; (3) if deemed necessary by such engineering or geotechnical firm, or by Tenant, soil samples and groundwater samples consistent with good engineering practice; and (4) evaluation of the surrounding areas for sensitive environmental receptors, such as drinking water wells or aquifers, hospitals and schools.

                  "Hazardous Substance" shall include (a) any material that may be dangerous to health or the environment, either separately or in combination with any other substance, when improperly stored, treated, disposed, or otherwise managed, including without limitation "hazardous waste," "hazardous substances" or "toxic substances," or any other contamination, emission, discharge, spill, or release having an adverse effect on the environment (as such concepts or terms are used and/or defined in any of the Environmental
Laws); and (b) crude or refined oil, including but not limited to waste oil.

                  19.10    Facility   Purchase   Option.   Landlord  shall  have
executed and delivered the Option Agreement in substantially the form of Exhibit C attached hereto.

                  19.11 Non-Disturbance Agreement. Tenant shall be granted a Subordination Agreement with respect to this Lease from the holder(s) of each mortgage which is a lien on the Demised Premises on the date of this Lease.

                                   ARTICLE XX
                   CERTAIN ADDITIONAL OBLIGATIONS OF LANDLORD
                   ------------------------------------------

                  20.1 Discharge of Liabilities. Landlord shall pay all of its liabilities and obligations which arise or accrue on or before the Commencement Date with respect to the Facility, as and when the same shall become due and payable.

                  20.2 Accounts Receivable. Any payments received by Tenant from third party payors or private pay patients which clearly indicate they are for services rendered prior to the Commencement Date will be transferred to Landlord promptly after receipt thereof by Tenant. Any payments made by such payors or patients and earmarked or itemized to or which otherwise indicate that they are for services rendered after the Commencement Date shall be retained by Tenant.

                  20.3 Employment of Existing Employees. Landlord will terminate all of its employees as of the day immediately preceding the Commencement Date. Tenant shall have the right, but not the obligation, to hire any or all of such employees as of or at any time after the Commencement Date. In accordance with Sections 3.2(a) and 20.1 hereof, Landlord shall compensate each of its employees at the Facility for all services performed up to the Commencement Date, including, without limitation, all fringe benefits and any severance payments.

                  20.4 Audited Financial Statements. Notwithstanding the level of review of the Facility's financial statements, Landlord shall cooperate with Tenant and its certified public accountants, if Tenant deems it necessary or desirable, to assist in the audit of the balance sheets and statements of income and changes in financial position of the Facility from the date that the Facility was first occupied and opened for business. Such audits shall be conducted at Tenant's expense.

                  At Tenant's request, Landlord shall cooperate with all reasonable requests of Tenant and its auditors necessary to audit all previously unaudited periods for the purposes of enabling Tenant or its affiliate to make a public offering of its securities under the Securities Act of 1933, as amended (the "Securities Act"), and shall permit such financial statements to be included in Tenant's and/or its affiliate's registration statement filed with the Securities Exchange Commission under the Securities Act and Tenant's and/or its affiliates' prospectus used in connection with such offering. All fees and expenses incurred in compiling the foregoing shall be borne by Tenant.

                  20.5 Licenses. Landlord shall use its best efforts to deliver to Tenant not later than ten (10) days from execution hereof copies of each of the Licenses and of each of the applications therefor.

                  20.6 Collective Bargaining, Labor Contracts, etc. Between the date hereof and the Commencement Date, Landlord shall not enter into any contract or agreement (or negotiations in connection therewith) with any union or other collective bargaining representative representing any employees at the Demised Premises without the prior written consent of Tenant.

                  20.7 Contracts and Personal Property Leases. Landlord shall deliver to Tenant true, correct and complete copies of all of the Contracts and Personal Property Leases no later than ten (10) days from execution hereof. Landlord shall terminate as of the Commencement Date any and all of such Contracts and/or Personal Property Leases, other than Contracts and/or Personal Property Lease, if any, as shall be designated by Tenant in writing, as the Contracts and/or Personal Property Leases which Tenant wants assigned to it as of the Commencement Date.

                  20.8 Demised Premises. All public improvements ordered, commenced or completed prior to the date of this Lease or prior to the Commencement Date shall be paid for in full by Landlord prior to the Commencement Date; provided, that if the same are payable in installments, Landlord shall pay all installments that are due and payable prior to the Commencement Date and Tenant shall pay all installments that are due and payable on or after the Commencement Date.

                  20.9 Delivery of Notices. Between the date hereof and the Commencement Date, and during the Lease Term, Landlord shall, within five (5) days after its receipt of any of the following, deliver to Tenant copies of (a) all notices of any claim or default or any other claim or proceeding relating to any License and all notices of any threatened termination, lapse or revocation of any License, (b) all claims or notices that the Demised Premises, or any part thereof, are not in compliance with any applicable federal, state, local or other governmental laws or ordinances, or any applicable order, rule or regulation of any federal, state, local or other governmental agency, and (c) all notices or claims of any violation of any federal, state or local law, regulation or ordinance concerning the generation, handling, storage, or disposal of Medical Waste, or the environmental state, condition, or quality of the Demised Premises, or requiring or calling attention to the need for any work, repairs, or demolition, on or in connection with the Demised Premises in order to comply with any law, regulation or ordinance concerning the environmental or healthful state, condition or quality of the Demised Premises.

                                   ARTICLE XXI
                 EXTENSION OF COMMENCEMENT DATE AND TERMINATION
                 ----------------------------------------------

                       21.1 Termination. Without limiting any of the rights of Tenant in this Lease or as it may be otherwise lawfully entitled, it is agreed that the commencement of the Lease Term is conditioned upon, and shall be subject to, the satisfaction of all conditions precedent to Tenant's obligations hereunder, including, without limitation, those conditions set forth in Article XIX hereof, the verification by Tenant of the accuracy of all of Landlord's and Jack West's warranties and representations made herein and the due compliance by Landlord of all of its agreements set forth herein and elsewhere in this Lease which are to be performed prior to the Commencement Date. If, on or before the Commencement Date, Tenant, in its sole judgment, shall determine that any of said conditions precedent have not been satisfied, or that Landlord's or any of Jack West's representations or warranties are untrue or that Landlord has not complied with any of said agreements, then the Tenant may elect to either (i) extend the Commencement Date for a period or periods not in excess of ninety
(90) days in the aggregate, during which time Landlord shall use its best efforts to satisfy the condition, complete its required performance and otherwise cure the defect or non-compliance; or (ii) terminate this Lease, by notice to Landlord. If at the end of any extended period or periods for the Commencement Date said defect or non-compliance has not been cured to Tenant's reasonable satisfaction, Tenant may terminate this Lease by notice to Landlord. If this Lease is terminated, as aforesaid, Landlord shall cause any deposits, prepayments or other sums theretofore delivered or paid by Tenant hereunder to be refunded to Tenant, with all interest earned thereon, and Landlord shall pay up to $15,000 of the cost of any survey obtained, any title search made, any insurance commitment issued by Tenant's title insurance company, and any other expenses, including but not limited to legal fees, incurred by Tenant, in connection with this Lease.

                  21.2 Tenant's Remedies. If Landlord fails to comply with any of the provisions of this Lease then, in addition to all other legal remedies available to Tenant by reason of Landlord's default, Tenant shall have the right to obtain specific performance of Landlord's obligations hereunder. Each and every covenant, representation and warranty of Landlord and Jack West made herein shall survive and continue after the Commencement Date. Nothing contained herein shall be deemed to restrict or limit Tenant in any way from offsetting against or deducting from any Annual Rent or other payments to be made to Landlord herein, the amount of any costs or damages incurred by Tenant as a result of or arising out of the breach by Landlord of any covenant, agreement, representation or warranty made by Landlord or Jack West in this Lease; provided that the amount to be offset against or deducted from any particular payment shall not exceed ten (10%) percent of such payment, with the balance of any such amount to be offset against or deducted from subsequent payments subject to such cap and carry forward provisions.

                                  ARTICLE XXII
                      GLOSSARY AND ADDITIONAL DEFINED TERMS
                      -------------------------------------

                  Whenever used in this Lease the following terms shall have the respective meanings ascribed to them below:

      "Annual Rent" shall have the meaning set forth in Section 3.1.1.

      "Assets" shall have the meaning set forth in Section 13.18.

      "Broker" shall have the meaning set forth in Section 18.10.

      "Capital Expenditures" shall have the meaning set forth in Section 8.1.4.

      "Capital Improvement" shall have the meaning set forth in Section 8.1.4.

      "Commencement Date" shall have the meaning set forth in Section 2.1.

      "Company Group Member" shall have the meaning set forth in Section 13.15.

      "Contracts" shall have the meaning set forth in Section 13.6.

      "default" shall have the meaning set forth in Section 11.1.

      "Demised Premises" shall have the meaning set forth in Section 1.1.

      "ERISA" shall have the meaning set forth in Section 13.14.

      "Event of Default" shall have the meaning set forth in Section 11.1.

      "Environmental Laws" shall have the meaning set forth in Section 13.21(b).

      "Facility" - first page

      "Financial Statements" shall have the meaning set forth in Section 13.7.

      "Fixtures" shall have the meaning set forth in Section 1.1(d).

      "GAP" shall have the meaning set forth in Section 8.1.4.

      "ILCI" shall have the meaning set forth in Section 10.1.

      "Impositions" shall have the meaning set forth in Section 5.1.

      "Indemnified Parties" shall have the meaning set forth in Section 15.4.

      "Initial Term" shall have the meaning set forth in Section 2.1.

      "Institutional Lender" shall have the meaning set forth in Section 15.6.

      "Insurance Trustee" shall have the meaning set forth in Section 15.6.

      "Intangibles" shall have the meaning set forth in Section 1.2(b).

      "Intellectual Property" shall have the meaning set forth in Section 13.29.

      "Inventory" shall have the meaning set forth in Section 1.2(a).

      "Land" shall have the meaning set forth in Section 1.1(a).

      "Landlord's Share" shall have the meaning set forth in Section 8.1.4.

      "Landlord's  Transaction  Documents"  shall have the  meaning set forth in
Section 13.2.

      "Leased Equipment" shall have the meaning set forth in Section 4.2.

      "Leased Improvements" shall have the meaning set forth in Section 1.1(b).

      "Lease Term" shall have the meaning set forth in Section 2.3.

      "Lease Year" shall have the meaning set forth in Section 2.4.

      "leasehold mortgage" shall have the meaning set forth in Section 10.2.

      "Licenses" shall have the meaning set forth in Section 13.9.

      "Lien" shall have the meaning set forth in Section 13.10(a).

      "Major Capital Expenditure" shall have the meaning set forth in paragraph after Section 8.1.4.

                  "Major Damage" shall have the meaning set forth in paragraph after Section 12.1.

                  "Material Adverse Effect" shall mean, with respect to any Person, any material adverse effect upon, as the case may be, (a) the assets, business, operations, properties, condition (financial or otherwise) or reasonably foreseeable prospects of Landlord, (b) the ability of Landlord to perform all or any part of its obligations under this Lease or any document or agreement contemplated hereby, (c) the Demised Premises or Other Assets, or
(d) the operation of the Facility.

      "Medical Waste" shall have the meaning set forth in Section 13.21(a)(i).

      "Money Rates Column" shall have the meaning set forth in Section 3.1.4.

      "Multi -employer Act" shall have the meaning set forth in Section 13.15.

      "Operator" shall have the meaning set forth in Section 17.1(a).

      "Option Agreement" shall have the meaning set forth in Section 8.4.

      "Other Assets" shall have the meaning set forth in Section 1.2.

      "PCBs" shall have the meaning set forth in Section 13.21(a)(iii).

      "Permitted  Exceptions"  shall  have the  meaning  set  forth  in  Section
13.11(a).

      "Person" or "person" shall include (without limitation) any manner of association, business trust, company, corporation, limited liability company, estate, governmental or other authority, joint venture, natural person, partnership, limited liability partnership, trust or other entity.

      "Personal Property" shall have the meaning set forth in Section 1.1(e).

      "Personal Property Leases" shall have the meaning set forth in Section 13.26.

      "Price Index" shall have the meaning set forth in Section 8.1.1.2(i).

      "Prepayments" shall have the meaning set forth in Section 3.2(b).

      "Prime Rate" shall have the meaning set forth in Section 3.1.4.

      "Proper Successor" shall have the meaning set forth in Section 4.4.

      "Related Rights" shall have the meaning set forth in Section 1.1(c).

      "Renewal Term" shall have the meaning set forth in Section 2.2.

      "Repairs" shall have the meaning set forth in Section 8.1.1.

      "Restricted Party" shall have the meaning set forth in Section 17.1(a).

      "Right of First Refusal" shall have the meaning set forth in Section 8.4.

      "Securities Act" shall have the meaning set forth in Section 20.4.

      "Subordination  Agreement"  shall  have the  meaning  set forth in Section
10.3.

      "Subsidiary" shall have the meaning set forth in Section 13.15.

      "Tenant Indemnified Parties" shall have the meaning set forth in Section 15.5.

      "Tenant's Share" shall have the meaning set forth in Section 8.1.4.

      "Trade Rights" shall have the meaning set forth in Section 1.2(c).

      IN WITNESS WHEREOF, the parties hereto have caused this Lease to be duly executed as a sealed instrument on the day and year first above written.



                                    LANDLORD:

                                    THE HOMESTEAD OF GARDEN CITY, L.C.



Attest:                             By:
       -------------------------        ---------------------------------------
        Name:                              Name:
        Title:                             Title:


                                    TENANT:
                                    INTEGRATED LIVING COMMUNITIES
                                     AT GARDEN CITY, INC.


Attest:                             By:
       -------------------------        ---------------------------------------
        Name:                            Name:
        Title:                           Title:


AS TO SECTIONS AND PROVISIONS
SPECIFICALLY IDENTIFYING JACK WEST:

- --------------------------
JACK WEST

                                 ACKNOWLEDGMENTS
                                 ---------------


STATE OF KANSAS                     )
                                    ) SS:
                                    )
COUNTY OF
         ---------------------------


                  This Lease was  acknowledged  before me on June   ,  1996,  by
                                                                 --
                  ,  as                   of The Homestead of Garden City, L.C.,
- ------------------     -------------------
a Kansas limited liability company.


                                            ----------------------------------
                                                       Notary Public

                                                  My appointment expires:
                                                  -----------------------


STATE OF MARYLAND                   )
                                    ) SS:
                                    )
COUNTY OF
          --------------------------


                  This Lease was  acknowledged  before me on June   ,  1996,  by
                                                                 --
                  ,  as                                     of Integrated Living
- -----------------        ----------------------------------
Communities at Garden City, Inc., a Delaware corporation.


                                             ----------------------------------
                                                     Notary Public

                                                 My appointment expires:
                                                 -----------------------


STATE OF KANSAS                     )
                                    ) SS:
                                    )
COUNTY OF
          --------------------------


                  This Lease was  acknowledged  before me on June   ,  1996,  by
                                                                  --
Jack West.


                                           ----------------------------------
                                                    Notary Public

                                                My appointment expires:
                                                -----------------------

                                GUARANTY OF LEASE
                                -----------------


         FOR VALUE RECEIVED, and in consideration for THE HOMESTEAD OF GARDEN CITY, L.C., a Kansas limited liability company having an address c/o The Homestead Company, L.C., 155 North Market, Suite 910, Wichita, Kansas 67202,
Attention: Mr. Jack West ("Landlord") entering into the foregoing lease agreement (the "Lease") with INTEGRATED LIVING COMMUNITIES AT GARDEN CITY, INC., a Delaware corporation having an office at 10065 Red Run Boulevard, Owings Mills, Maryland 21117 ("Tenant"), the undersigned, INTEGRATED HEALTH SERVICES, INC. ("IHS") and INTEGRATED LIVING COMMUNITIES, INC. ("ILC"), each a Delaware corporation having an office at 10065 Red Run Boulevard, Owings Mills, Maryland 21117 (jointly and severally "Guarantor"), jointly and severally guarantee to Landlord, the payment in full of all Annual Rent and Impositions (as such capitalized terms are defined in the Lease) which accrues under the Lease during the Initial Term and/or the Renewal Term (each as defined in the Lease) and remains due and owing after the giving of any requisite notice to Tenant and the expiration of all applicable grace periods under the Lease. Notwithstanding the foregoing, IHS shall have no further liability under this guaranty at such time as ILC, the sole shareholder of Tenant, has a net worth of not less than Seventy- five Million Dollars ($75,000,000), determined in accordance with generally accepted accounting principles, as shown on ILC's most recent financial statement, which shall be prepared and certified to by the chief financial officer of ILC.

         Guarantor shall furnish to Landlord a copy of its Quarterly Report on Form 10-Q within thirty (30) days after the end of each fiscal quarter of Guarantor, and a copy of its Annual Report on Form 10-K within ninety (90) days after the close of each fiscal year of Guarantor.

                                  INTEGRATED HEALTH SERVICES, INC.


                                  By:
                                     ---------------------------------
                                        Name:
                                        Title:


                                  INTEGRATED LIVING COMMUNITIES, INC.


                                  By:
                                      ---------------------------------_
                                        Name:
                                        Title:

STATE OF MARYLAND                   )
                                    ) SS:
                                    )
COUNTY OF
          --------------------------


                  This Guaranty of Lease was acknowledged  before me on June   ,
                                                                            --
1996, by                                      , as
         ------------------------------------     -----------------------------
of  Integrated  Health  Services,  Inc.,  a Delaware corporation.



                                       ----------------------------------
                                                 Notary Public


                                             My appointment expires:
                                             -----------------------


STATE OF MARYLAND                   )
                                    ) SS:
                                    )
COUNTY OF
          --------------------------


                  This Guaranty of Lease was acknowledged  before me on June   ,
                                                                            --
1996, by                                        ,as
         --------------------------------------     ----------------------------
                                    of Integrated  Living  Communities,  Inc., a
- -----------------------------------
Delaware corporation.



                                        ---------------------------------
                                                Notary Public


                                           My appointment expires:
                                           -----------------------

                                    EXHIBIT A

                             DESCRIPTION OF THE LAND

                                    EXHIBIT B

                           [List of selected Personal
                              Property & Fixtures]

                                    EXHIBIT C

                                OPTION AGREEMENT
                                ----------------

                                    EXHIBIT D

                     FORM OF SUBORDINATION, NON-DISTURBANCE
                     --------------------------------------
                            AND RECOGNITION AGREEMENT

                                  SCHEDULE ____

                               [ATTACH SCHEDULES]